SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.2)





Filed by the Registrant     X
Filed by a Party other than the Registrant
Check the appropriate box:



X Preliminary Proxy Statement            Confidential,For Use of the Commission
                                        Only (as Permitted by Rule 14a-6(e)(2))

  Definitive Proxy Statement

  Definitive Additional Materials


  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ENERGY PRODUCTION COMPANY
                 Name of Registrant as Specified in its Charter

     Name of Person(s) Filing Proxy Statement, if Other than the Registrant

Payment of Filing Fee (Check the appropriate box):


 X No fee required.


   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, $.01 Par Value.

     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
          30,961,778.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): .

     (4)  Proposed maximum aggregate value of transaction: .

     (5)  Total fee paid:                        .


      Fee paid previously with preliminary materials.


         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:______________________________________.

         (2)      Form, Schedule or Registration Statement No.:________________.

         (3)      Filing Party:________________________________________________.

         (4)      Date Filed:  November 14, 1997.

                            ENERGY PRODUCTION COMPANY
                              1703 Edelweiss Drive
                             Cedar Park, Texas 78613


                                December 8, 1997

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of Energy Production Company, a Colorado corporation (the "Company") to be held on Wednesday, December 31, 1997 at 9:00 a.m., central standard time, at the principal offices of the Company located at 1703 Edelweiss Drive, Cedar Park, Texas 78613. The Board of Directors of the Company and management look forward to greeting personally those shareholders able to attend the Meeting.

     At the Meeting,  the shareholders  will be asked to consider and vote upon:
(i) a proposal to approve the acquisition by the Company of all of the issued and outstanding shares of common stock of Bass Petroleum, Inc., a Texas corporation ("BPI"), in exchange for common stock ("Common Stock") of the Company issued to the shareholders of BPI (the "Reverse Acquisition"); as a result of which the Shareholders of the Company will essentially give up 89.7% of the control and ownership of the Company to acquire BPI, leaving the existing shareholders with control of approximately 10.37% of the Company (with BPI as a wholly owned subsidiary); (ii) a proposal to amend the Articles of Incorporation to change the name of the Company to "FieldPoint Petroleum Corporation"; (iii) a proposal to elect three (3) nominees as directors of the Company to serve until the next Annual Meeting of Shareholders of the Company to be held in 1998; (iv) a proposal to approve the 75-to-1 reverse stock split (the "Stock Split") of the 30,961,778 shares of Common Stock issued and outstanding; (v) a proposal to ratify the selection of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year ending December 31, 1997; and (vi) any other business as may properly come before the meeting and any adjournment thereof (collectively, the "Proposals"). The Proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote FOR all nominees as directors and IN FAVOR of all Proposals.


     In May, 1997, the controlling shareholder of the Company, Robert Watson, Inc., sold 16,728,000 shares of Common Stock to BPI in consideration of the cash payment of $45,000 by BPI. At the time of this sale to BPI, Robert N. Watson, Jr. ("Watson"), the owner of all of the issued and outstanding shares of common stock of Robert Watson, Inc., was also the President and Chief Executive Officer of the Company. This sale resulted in a change in control of the Company with BPI acquiring approximately 54% of the issued and outstanding shares of Common Stock. After the sale to BPI, the officers and directors of the Company, except for Watson, resigned. Watson appointed Ray D. Reaves ("Reaves") President, Chairman, Chief Executive Officer and Chief Financial Officer of the Company and then resigned his position with the Company. On July 11, 1997, Reaves appointed Robert A. Manogue ("Manogue") and Roger D. Bryant ("Bryant") as directors of the Company. Reaves is President, Chairman, Chief Executive Officer and Chief Financial Officer of BPI, and Manogue and Bryant are each Directors of BPI. To date, BPI owns an aggregate of 16,728,000 shares of Common Stock, constituting approximately 54% of all of the issued and outstanding shares of Common Stock. After taking into effect the Stock Split and the Reverse Acquisition, BPI will own approximately 5.1% of all of the issued and outstanding shares of Common Stock and the BPI shareholders will own approximately 90.6% of all of the issued and outstanding shares of Common Stock. All of the shares of Common Stock held by BPI and to be held by BPI's shareholders as a result of the Reverse Acquisition are "restricted securities," subject to Rule 144 of the Securities Act of 1933, as amended (the "1933 Act"). Under Rule 144, unregistered resales of restricted Common Stock cannot be made until such shares of Common Stock have been held for one year from the later of their acquisition from the Company or an affiliate of the Company. Thereafter, shares of Common Stock may be resold without registration subject to Rule 144's volume limitation, aggregation, broker transaction, notice filing requirements, and requirements concerning publicly available information about the Company.

     As of the date hereof, Reaves, based on his position as President, Chairman, Chief Executive Officer, and Chief Financial Officer of BPI and owner of approximately 60% of the common stock of BPI, beneficially owns an aggregate of 16,728,000 shares of Company Common Stock, constituting 54% of the total issued and outstanding number of shares of Common Stock. Reaves intends to vote such shares for all the director nominees set forth in the Proxy Statement and in favor of all the Proposals, thus assuring the election of all nominees and approval of all the Proposals.

     With respect to the Reverse Acquisition, the Company intends to acquire all the issued and outstanding shares of capital stock of BPI. Since Reaves is President, Chairman, Chief Executive Officer, and Chief Financial Officer of the Company and beneficially owns the majority of the Company's Common Stock and is President, Chairman, Chief Executive Officer and Chief Financial Officer of BPI and owns the majority of BPI's common stock, he has interests in the transaction which inherently conflict with the interests of the shareholders of the Company who are not affiliated with BPI. A disinterested Board of Directors of the Company will not review such transaction and no independent determination has been made as to the fairness or reasonableness of such transaction. However, the Company believes that such transaction is fair to the Company in accordance with the applicable provisions of the Colorado Business Corporation Act. The Company has not adopted and does not intend to adopt any guidelines for resolving any potential conflicts of interest which arise with respect to such transaction. However, all future related-party transaction shall be approved by a majority of disinterested, independent members of the Company's Board of Directors, if available.

     It is important that your shares be voted at the Meeting. Whether or not you plan to attend in person, please complete, date and sign the enclosed Proxy and return such Proxy as promptly as possible in the accompanying postage prepaid envelope. If you do attend the Meeting and wish to vote your shares in person, even after returning the Proxy, you still may do so.


     Mailing of this Proxy Statement is expected to begin December 15, 1997. Thank you for your cooperation.


                                       Respectfully,

                                       ENERGY PRODUCTION COMPANY


                                       Ray D. Reaves
                                       President and Chief Executive Officer

                            ENERGY PRODUCTION COMPANY
                              1703 Edelweiss Drive
                             Cedar Park, Texas 78613


    =======================================================================
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held December 31, 1997
    ========================================================================

TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Energy Production Company (the "Company") will be held on Wednesday, December 31, 1997 at 1703 Edelweiss Drive, Cedar Park, Texas 78613, to consider and vote on the following matters as described in this notice and the accompanying Proxy Statement.

     1. To approve the acquisition by the Company of all of the outstanding shares of Bass Petroleum, Inc.

     2. To approve the change of the name of the Company to FieldPoint Petroleum Corporation.

     3. To elect three directors to hold office until the next annual meeting of Shareholders or until their successors have been duly elected and qualified.

     4. To approve the 75 to 1 reverse stock split of the 30,961,778 shares of common stock of the Company issued and outstanding.

     5. To ratify the selection of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year ending December 31, 1997.

     6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 21, 1997 as the record date for determination of Shareholders entitled to vote at the Meeting or any adjournment thereof, and only Shareholders of record at the close of business on that date will be entitled to vote. At the Record Date, 30,961,778 shares of common stock were issued and outstanding. A list of Shareholders entitled to vote at the meeting will be available for inspection at the principal executive offices of the Company located at 1703 Edelweiss Drive, Cedar Park, Texas 78613.

     The approximate date on which this Proxy Statement is first being mailed to Shareholders is December 15, 1997. Shareholders who execute proxies may revoke them at any time prior to their being exercised by providing written notice to the Company by delivering another proxy bearing a later date any time prior to the meeting. Mere attendance at the meeting will not revoke the proxy, but a Shareholder present at the meeting may revoke his or her proxy and vote in person. Any duly executed proxy on which a vote is not indicated (except broker non-votes expressly indicating a lack of discretionary authority to vote) will be deemed a vote for the nominees and all Proposals. Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the meeting.

         To assure representation at the Meeting, Shareholders are urged to sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any Shareholder attending the Meeting may vote in person even if he or she previously returned a proxy.

                                            By Order of the Board of Directors,



                                            Kelly Latz
                                            General Counsel and Secretary

                            ENERGY PRODUCTION COMPANY
                              1703 Edelweiss Drive
                             Cedar Park, Texas 78613


     PROXY STATEMENT FOR SPECIAL  MEETING OF THE  SHAREHOLDERS IN LIEU OF ANNUAL
                    MEETING TO BE HELD DECEMBER 31, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Energy Production Company (the "Company") for use at the Special Meeting of Shareholders (the "Meeting") to be held at 1703 Edelweiss Drive, Cedar Park, Texas 78613 on Wednesday, December 31, 1997, at 9:00 a.m., central daylight savings time, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders of record on or about December 15, 1997. Any proxy may be revoked by a shareholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Meeting.


     The close of business on November 21, 1997, has been designated as the record date for the determination of shareholders entitled to vote at the Meeting, and at such date, there were outstanding and entitled to vote an aggregate of 30,961,778 shares of common stock, $.01 par value per share, of the Company ("Common Stock"). Holders of Common Stock are entitled to one vote per share.

Votes Required

     The holders of one-third of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

     At the Meeting, Shareholders will be asked to consider and vote on proposals to:



          (i) approve the acquisition of all of the outstanding shares of common stock of Bass Petroleum, Inc. ("BPI") (the "Reverse Acquisition"); as a result of which the Shareholders of the Company will essentially give up 89.7% of the control and ownership of the Company to acquire BPI, leaving the existing shareholders with control of approximately 10.37% of the Company (with BPI as a wholly owned subsidiary);
          (ii) approve Articles of Amendment to the Articles of Incorporation to change the Company's name (the "Amendment");
          (iii) elect the director nominees named herein;
          (iv) approve the 75-to-1 reverse stock split of the 30,961,778 shares of Common Stock issued and outstanding (the "Stock Split"); and
          (v) ratify the selection of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year.


     Mr. Ray D. Reaves ("Reaves") is currently President, Chairman, Chief Executive Officer and Chief Financial Officer of the Company and beneficially owns the majority of the Common Stock and is President, Chairman, Chief Executive Officer and Chief Financial Officer of BPI and owns the majority of BPI's common stock, and because of his position with the Company and BPI, has interests in the transactions to be voted on in this Proxy Statement which inherently conflict with the interests of the shareholders of the Company who are not affiliated with BPI. See "Shares Controlled by Management of the Company".

     The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. Cumulative voting in the election of directors is not permitted. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to approve the change of the Company's name; approve the 75-to-1 reverse stock split of the 30,961,778 shares of Common Stock issued and outstanding; and ratify the selection of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year. The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required to approve the acquisition of all of the outstanding shares of common stock of BPI.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be voted in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a plurality or a majority of the shares voting on such matter.

Shares Controlled by Management of Company


     Through the relationship of Reaves with BPI, Reaves controls 16,728,000 shares of Common Stock, constituting approximately 54% of the total number of issued and outstanding shares of Common Stock, which will be voted to elect all nominees and in favor of all proposals described in this Proxy Statement, thus assuring the election of all nominees and majority approval of all proposals. All shareholders are being allowed to vote to approve the transactions, however, because management deems the recent events relating to the Company as material to the Company's ongoing and future business operations and germane to all shareholders of the Company, including, without limitation, the non-management shareholders (collectively, the "Non-management Shareholders"). The Company desires to obtain the Non-management Shareholders' views on the recent events relating to the Company and, therefore, is soliciting consent from the Non-management Shareholders through this Proxy Statement.

     On a fully diluted basis, Reaves, a director nominee of the Company, is the direct beneficial owner of 5,401,000 shares of BPI, constituting approximately 60% of the total number of issued and outstanding shares of common stock of BPI. In addition, Reaves serves as the President, Chairman, Chief Executive Officer, and Chief Financial Officer of BPI. Without taking into effect the Reverse Acquisition, BPI is currently the record and beneficial holder of 16,728,000 shares of Common Stock, constituting approximately 54% of the total number of issued and outstanding shares of Common Stock of the Company. Accordingly, Reaves is deemed to have beneficial ownership of approximately 54% of the total number of issued and outstanding shares of Common Stock, as a result of his ownership of the capital stock of BPI and the offices he holds with BPI.

 Voting Proxies

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED TO ELECT THE THREE DIRECTORS AND IN FAVOR OF ALL OTHER PROPOSALS DESCRIBED IN THIS PROXY STATEMENT. Any proxy may be revoked by a shareholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Meeting.

Annual Report

     The Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 1996, including audited financial statements, is enclosed herewith. The Annual Report to Shareholders does not form any part of the material for solicitation of proxies.


     The Annual Report is the Company's Form 10-KSB, as amended. The Company will provide exhibits to its Annual Report on Form 10-KSB, as amended, upon request to Mr. Ray D. Reaves, President, at 1703 Edelweiss Drive, Cedar Park, Texas 78613 and upon payment of the reasonable expenses incurred by the Company in furnishing such exhibits. The Company's Annual Report on Form 10-KSB, as amended, is also on file in the public reference room at the Securities and Exchange Commission ("SEC"), 450 Fifth Street, N.W., Washington, D.C. 20549 and is filed electronically and is available with all exhibits on the SEC's home page at www.sec.gov.

Risk Factors

     In July 1997, the Board of Directors of the Company approved and authorized the Amendment and the Reverse Acquisition (the Amendment and the Reverse Acquisition are hereinafter collectively referred to as the "Transactions"). The primary purpose for approving and authorizing each of the Transactions was to permit the Company to establish and carry out a new business strategy which includes acquiring companies which are involved in oil and gas exploration, development and operations and which have existing revenues and producing properties. Prior to July 1997, the Company had been a development stage company with no material business operations. In connection with the approval and authorization of each of the Transactions, each shareholder of the Company should carefully consider the following risk factors, together with other information contained in this Proxy Statement.

Dilution

     Upon consummation of the Transactions, the shareholders of the Company will incur immediate substantial dilution of their voting power and ownership interest in the Company. See "Beneficial Ownership of Common Stock - As of June 1, 1997 and After the Transactions."

Conflicts of Interest


     The management of the Company also has management responsibilities for the daily affairs of BPI. Inherent conflicts of interest exist due to the interest of Reaves, Mr. Robert A. Manogue ("Manogue"), and Mr. Roger D. Bryant ("Bryant") in and to the Company and BPI. Each of Reaves, Manogue, and Bryant will receive rights in Common Stock as a result of the Reverse Acquisition. The potential for pecuniary gain to management of the Company and for the compromise of management's fiduciary duties exists in any related-party Transaction. The Company's management and affiliates control a majority of the shares of Common Stock. No independent determination has been made as to the fairness and reasonableness of any related transaction and no guidelines have been established to resolve any conflicts of interest. In future dealings between and among the Company and BPI, management of the Company will seek to have potential conflicting matters approved by its independent directors, if available, or seek advice of independent counsel.

 Lack of Fairness Opinion

     No independent determination has been made as to the financial fairness or reasonableness of the terms of the transactions and proposals discussed herein. The Company has not adopted and does not intend to adopt any guidelines for resolving any potential conflicts of interest which may arise with respect to such transactions and proposals.

Shares Eligible for Future Sale

     The 16,728,000 shares of Common Stock held by BPI are "restricted securities" subject to Rule 144 of the Securities Act of 1933, as amended (the "1933 Act"). The 4,000,000 shares of restricted Common Stock to be issued by the Company to BPI in the Reverse Acquisition have not been registered under the 1933 Act. Under Rule 144, unregistered resales of restricted Common Stock cannot be made until such shares of Common Stock have been held for one year from the later of their acquisition from the Company or an affiliate of the Company. All of such shares of Common Stock may be available for public sale by means of ordinary brokerage transactions in the open market pursuant to Rule 144 promulgated under the 1933 Act, subject to certain limitations. Accordingly, the availability for sale, as well as actual sales, of Common Stock by the current shareholders of the Company may have a depressive effect upon prevailing market prices of the Common Stock, and may adversely affect the terms at which the Company may be able to obtain additional equity financing in the future.

                                     ITEM 1
                APPROVAL AND/OR RATIFICATION OF THE TRANSACTIONS

Background

     Since December 1986, the Company has had no significant business operations. In May, 1997, the controlling shareholder of the Company, Robert Watson, Inc., sold 16,728,000 shares of Common Stock to BPI in consideration of the cash payment of $45,000 by BPI. The sale was negotiated on behalf of BPI by Reaves and on behalf of Robert Watson, Inc. by Robert N. Watson, Jr. ("Watson"). At the time of this sale to BPI, Watson, the owner of all of the issued and outstanding shares of common stock of Robert Watson, Inc., was also the President and Chief Executive Officer of the Company. No independent determination was made as to the financial fairness or reasonableness of the sale. This sale resulted in a change of control of the Company with BPI owning approximately 54% of the issued and outstanding shares of Common Stock. After the sale to BPI, William G. Watson and Linda R. Watson resigned as officers and directors of the Company. Effective May 22, 1997, Watson appointed Reaves President, Chairman, Chief Executive Officer and Chief Financial Officer of the Company and then Watson resigned his positions with the Company. On July 11, 1997, Reaves appointed Manogue and Bryant as Directors of the Company. At the time of the sale to BPI and at present, Reaves was and is President, Chairman, Chief Executive Officer and Chief Financial Officer of BPI and owned and currently owns the majority of BPI's common stock, and Manogue and Bryant were and are each Directors of BPI. On July 14, 1997, the Board of Directors of the Company met and approved the Reverse Acquisition in order to implement the Company's new business strategy. See "Board's Recommendation."

Board's Recommendation


     The Board of Directors of the Company approved the Reverse Acquisition in order to permit the Company to establish and carry out a new business strategy which includes acquiring companies which are involved in oil and gas exploration, development, and operations and which have existing revenues and producing properties. It is the opinion of the Board of Directors that the Reverse Acquisition is in the best interests of the Company and the shareholders of the Company because as a result of the Reverse Acquisition, the Company will gain the ability to operate as a going concern with what the Board of Directors believes to be solid financials and a solid foundation for growth. The Board of Directors believes the Reverse Acquisition and related transactions are consistent with the business plan of both the Company and BPI. Further, the Board of Directors believes that the reporting franchise of the Company has less value then the assets and operating capacities of BPI and that, consequently, the shareholders of the Company will realize greater value from the Reverse Acquisition than they are giving up through the dilution of their ownership resulting from the Reverse Acquisition. No disinterested Board of Directors of the Company will review this transaction. No independent determination has been made as to the fairness or reasonableness of such transaction. No valuations were done and the terms of the transactions were determined by the Board of Directors, on the basis of what the Board of Directors in good faith believes to be fair and in the best interests of the Shareholders of both the Company and BPI in the long run. The Board of Directors believe that the transfer of control of the ownership of BPI and its assets into a public reporting company (the Company) will enhance the ability of both the Company and BPI to obtain financing, to attract a broad ownership base and to fulfill the respective business plans of the two companies, thus ultimately increasing shareholder value for both companies. Further, the Company has not adopted and does not intend to adopt any guidelines for resolving any potential conflicts of interest which may arise with respect to such transaction. All future related party transactions shall be approved by a majority of disinterested, independent member of the Company's Board of Directors, if available.

General

     In connection with the recent change in the Company's business strategy, the Board of Directors of the Company hereby submits each of the following Transactions for approval and/or ratification by the shareholders of the Company. The Transactions involve the Company and BPI and are discussed in Proposals 1 and 2 following the general information regarding the Company and BPI provided below.

Energy Production Company

     The Company is an independent oil and gas company which was formed in March 1980 for the primary purpose of identifying, acquiring, revitalizing, and enhancing the production of mature oil and natural gas fields located primarily in the mid-continent and Rocky Mountain region. Since inception, the Company has been a developmental stage company with no material operations that has devoted substantially all of its efforts to establishing its business, and beginning in December 1986, the Company sold all of its oil and gas assets and operations. Since December 1986, the Company has not engaged in any oil and gas operations, nor does the Company presently have the requisite personnel, equipment, or finances to operate. Since the 1986 fiscal year, as a primary result of the Company's lack of business operations, the Company has failed to file the required reports and other filings required to be filed with the Securities and Exchange Commission in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company intends to become current with regard to its reporting requirements pursuant to the applicable provisions of the Exchange Act, and through strategic acquisitions of identified oil and gas properties, the Company believes that it will be able to commence business operations although its planned operations have not yet commenced.

         Recent Developments

     In May 1997, the controlling shareholder of the Company sold 16,728,000 restricted shares of the Common Stock to BPI in consideration of the cash payment of $45,000 by BPI. As of the date of this Proxy Statement, BPI owns an aggregate of 16,728,000 restricted shares of Common Stock, constituting approximately 54% of all of the issued and outstanding shares of Common Stock.

         Business Strategy

     The Company intends to enter into a plan of exchange with BPI as discussed in Proposal 1 below to better enable the Company to carry out its business strategy of acquiring producing oil and gas properties. Such acquisitions will be based on an analysis of the properties' current cash flow and the Company's ability to profit from the acquisition. The Company's acquisitions will include leasehold and other working interests in exploration areas. The Company will also seek to identify promising areas for the exploration of oil and gas through the use of outside consultants and the expertise of the Company. This identification will include collecting and analyzing geological and geophysical data for exploration areas. Once promising properties are identified, the Company will attempt to acquire the properties either for drilling oil and natural gas wells, using independent contractors for drilling operations, or for sale to third parties.

         Market for Oil and Gas

     The demand for oil and gas is dependent upon a number of factors, including the availability of other domestic production, crude oil imports, the proximity and size of oil and gas pipelines in general, other transportation facilities, the marketing of competitive fuels, and general fluctuations in the supply and demand for oil and gas. The Company has not generated any revenues from the sale of oil and gas during its past three fiscal years. The Company intends to sell of all of its production to traditional industry purchasers, such as pipeline and crude oil companies, who have facilities to transport the oil and gas from the wellsite.

         Competition

     The oil and gas industry is highly competitive in all aspects. The Company will be competing with major oil companies, numerous independent oil and gas producers, individual proprietors, and investment programs. Many of these competitors possess financial and personnel resources substantially in excess of those which are available to the Company and may, therefore, be able to pay greater amounts for desirable leases and define, evaluate, bid for and purchase a greater number of potential producing prospects than the Company's own resources permit. The Company's ability to generate resources will depend not only on its ability to develop existing properties but also on its ability to identify and acquire proven and unproven acreage and prospects for further exploration.

         Environmental Matters and Government Regulations

     The Company's operations are subject to numerous federal, state and local laws and regulations controlling the discharge of materials into the environment or otherwise relating to the protection of the environment. Such matters have not had a material effect on operations of the Company to date, but the Company cannot predict whether such matters will have any material effect on its capital expenditures, earnings or competitive position in the future.

     The production and sale of crude oil and natural gas are currently subject to extensive regulations of both federal and state authorities. At the federal level, there are price regulations, windfall profits tax, and income tax laws. At the state level, there are severance taxes, proration of production, spacing of wells, prevention and clean-up of pollution and permits to drill and produce oil and gas. Although compliance with their laws and regulations has not had a material adverse effect on the Company's operations, the Company cannot predict whether its future operations will be adversely effected thereby.

         Employees

         As of the date hereof, the Company has one employee.

         Properties

     The Company owns no significant properties. The Company owned no oil and gas properties during the 1994, 1995 and 1996 fiscal years. As of June 1, 1997, the Company had no sales, no drilling activity, no operations, no production and no delivery commitments.

     The office  space for the  Company's  executive  offices at 1703  Edelweiss
Drive,   Cedar  Park,  Texas  78613,  is  currently  provided  by  the  majority shareholder at no cost to the Company.

         Revenues Reported To Other Agencies

     The Company filed no estimates of total, proved net oil or gas reserves and included no such estimates in any reports to any federal authority or agency since the beginning of the last fiscal year.

         Production

     During the last three fiscal years, the Company had no operations and no production.

         Productive Wells And Acreage

     For the last three years, the Company had no productive wells or acreage.

         Underdeveloped Acreage

     For the last three fiscal years, the Company had no underdeveloped acreage.

         Drilling Activity

     The Company had no drilling activity in each of the last three fiscal years.

         Present Activities

     As of June 1, 1997, the Company had no drilling, waterflood installation, pressure maintenance operations, or other related operations.

         Delivery Commitments

     As of June 1, 1997, and for the last three years, the Company had no delivery commitments.

         Legal Proceedings

     The Company knows of no material litigation pending, threatening or contemplated or unsatisfied judgments against it, or any other proceeding in which the Company is a party. The Company knows of no material legal actions pending or threatened or judgments entered against any officers or the Board of Directors of the Company in their capacity as such.

         Market for Common Equity and Related Shareholder Matters

     The Common Stock was quoted in the NASDAQ System until February 22, 1984, when the Common Stock was deleted from the NASDAQ System due to an insufficient number of active market makers. Since that date, the Common Stock has experienced only limited trading and its prices are quoted irregularly in the National Quotation Bureau's "Pink Sheets". Information regarding bid prices and closing bids has been obtained from the National Quotation Bureau. The following quotations, where quotes were available, reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

         FISCAL 1995                         CLOSING BID
         -----------                         -----------
                                    HIGH                           LOW
                                    ----                           ---
First Quarter (1)                   .0001                          .0001
Second Quarter                      .0001                          .0001
Third Quarter                       .0001                          .0001
Fourth Quarter                      .0001                          .0001

         FISCAL 1996
                                    HIGH                           LOW
First Quarter                       .0001                          .0001
Second Quarter                      .0001                          .0001
Third Quarter                       .0001                          .0001
Fourth Quarter                      .0001                          .0001

         FISCAL 1997
                                    HIGH                           LOW
First Quarter                       .0001                          .0001
Second Quarter                      .0001                          .0001
-------------

(1) Closing Bid prices for the first quarter of 1995 were unavailable. The prices provided are Bid Prices.

     At June 1, 1997, the approximate number of holders of record of the Company's Common Stock was 792. The Company has not paid any dividends on its Common Stock and does not expect to do so in the foreseeable future.

         Recent Sales Of Unregistered Securities

     The Company has not sold any unregistered securities within the past three years.

         Plan of Operation and Pre-Operating Activities

     The Company's historical financial statements are not indicative of anticipated revenues which may be obtained or expenditures which may be incurred by the Company in future periods. The Company's plan of operation entails acquiring BPI through the Reverse Acquisition (described in Proposal 1 below) and thereby obtaining the benefit of BPI's management and existing oil and gas exploration, development and operations business. The Company does not expect pre-operating expenses to be significant. However, because the Company will incur some expenditures without corresponding revenues prior to commencement of oil and gas operations, the Company anticipates a net loss for the 1997 fiscal year, and possibly for the 1998 fiscal year. Monthly pre-operating losses will continue until the Company commences oil and gas operations.

     The Company's business strategy is to acquire and develop producing crude oil and natural gas properties in Texas, Wyoming, Oklahoma and other areas identified by management. The Company intends to satisfy its operating costs through the cash flow from the operations of BPI. The Company does not intend to raise additional funds within the next twelve months to satisfy its cash requirements.

     Ray D. Reaves, Director, President, Chairman, and Chief Executive Officer of the Company, is Chairman, Chief Executive Officer, Chief Financial Officer, and Director of BPI and owns approximately 60% of the common stock of BPI. The Reverse Acquisition is subject to any required approvals for the shareholders and Board of Directors of the Company and BPI. There can be no assurance that such Reverse Acquisition will be successful.

         Oil and Gas Operations

     The Company is a developmental stage company that has devoted substantially all of its efforts since inception to establishing its business plan, and operations have not yet commenced. Commercial oil and gas operations are expected to begin early 1998, although numerous factors may cause commencement of such operations to be delayed. Although the Company believes that its markets will support oil and gas operations and will enable the Company to establish sufficient market share to operate profitably, the Company's plan to achieve profitable operations, if any, is subject to various uncertainties. Because of the substantial number of variables applicable to an oil and gas operation, and the Company's lack of operating history, there can be no assurance that the Company's business strategy will prove accurate, or that the Company's plan of operation will lead to profitability.

     As of the date hereof the Company has not had any changes in or disagreements with its independent accountants on any accounting and financial disclosure.

Bass Petroleum, Inc.

     BPI's principal executive offices are located at 1703 Edelweiss Drive, Cedar Park, Texas 78613. BPI is involved in oil and gas exploration, development and operations and has existing revenues and operating properties. See financial statements and notes thereto relating to BPI, attached here to as Exhibit "B." BPI has 43 shareholders and 8,655,625 shares of common stock, no par value, issued and outstanding. There is no public market for BPI's common stock. In the last two fiscal years, BPI has not paid any cash dividends to the holders of BPI's common stock.

Management's Discussion And Analysis Of Financial Condition and Results Of Operations

     The following discussion should be read in conjunction with BPI's Financial Statements and respective notes thereto, included elsewhere herein. The information below should not be construed to imply that the results discussed herein will necessarily continue into the future or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents only the best present assessment of management of BPI.

         Overview


     BPI derives its revenues from its operating activities including sales of oil and gas and operating oil and gas properties. BPI's capital for investment in producing oil and gas properties has been provided by cash flow from operating activities and from bank financing. BPI categorizes its operating expenses into the categories of production expenses and other expenses. Due to costs associated with the acquisition of the Company, BPI's net expenses for the nine months ended September 30, 1997 were substantially higher than net expenses for the nine months ended September 30, 1996.


Comparison of nine months ended September 30, 1997 to the nine months ended September 30, 1996

         Results Of Operations

     Revenues increased 20% or $90,839 to $545,417 for the nine-month period ended September 30, 1997 from the comparable 1996 period. Production volumes increased 28.5% on a BOE basis. Average gas sales prices decreased slightly and average oil sales prices decreased from 1996 to 1997.

                                          Nine Months Ended September 30,
                                          1997                    1996
                                          ----                    ----
Oil production                            19,345 bbls             14,125 bbls
Average sales price per barrel            $19.10                 $19.95

Gas production                            51,842 Mcf              46,325 Mcf
Average sales price per Mcf               $1.60                   $1.80

     Production expenses increased 82% or $58,376 to $129,553 for the nine-month period ended September 30, 1997 from the comparable 1996 period. This was due to the acquisition of additional operations in Wyoming and additional workovers in the form of remedial repairs. Total costs and expenses increased 43% or $134,610 to $450,445 for the nine-month period ended September 30, 1997 from the comparable 1996 period. General and administrative overhead costs increased due to costs associated with evaluating acquisitions, legal expenses, and additional staff.

     Net other expenses for the nine months ended September 30, 1997 was $64,443 compared to other income of $4,960 for 1996. This was primarily due to expenses related to BPI's acquisition of the Company.

     BPI's net income decreased by $85,397 (80%) to $15,333 for the nine-month period ended September 30, 1997 from the comparable 1996 period. The decrease in net income was primarily due to expenses related to BPI's acquisition of the Company.

         Liquidity And Capital Resources

     Cash flow from operating activities remains positive at $118,903 for the nine months ended September 30, 1997, an increase of $70,459 over the 1996 period.

     Cash flow used by investing activities was $114,591 in the period ended September 30, 1997 compared to $110,679 for September 30, 1996. This was primarily due to the purchase of oil and gas properties during the period. Cash flow used by financing activities was $50,780 for the nine months ended September 30, 1997 compared to $9,639 for the same period in 1996; this was due to repayments of long term debt.

     Worldwide crude oil prices continue to fluctuate in 1997. BPI cannot predict how prices will vary during the remainder of 1997 and what effect they will ultimately have on BPI, but management believes that BPI will be able to generate sufficient cash from operations to service its bank debt and provide for maintaining current production of its oil and gas properties.

     Commitments for future capital expenditures were not material at September 30, 1997. The timing of most capital expenditures for new operations is relatively discretionary. Therefore, BPI can plan expenditures to coincide with available funds in order to minimize business risks.



Comparison of year ended December 31, 1996 to year ended December 31, 1995

         Results Of Operations

     Revenues increased by 25% or $128,530 to $648,719 for the year ended December 31, 1996 from the comparable 1995 period. In 1996, oil production volume increased by 16% at the same time the average price per barrel increased during 1996 by 15% to $20.10. Also, in 1996 the gas production volume decreased by 13% while the average price per Mcf was $1.76, a 20% increase.

                                        Year Ended December 31
                                        1996                       1995
Oil production                          18,370 bbls                15,858 bbls
Average sales price per barrel          $20.10                     $17.38

Gas production                          10,829 Mcf                 12,186 Mcf
Average sales price per Mcf             $1.76                      $1.47

     Oil and gas production expenses increased to $122,862 in the 1996 period, a $31,792 or 35% increase over the 1995 period. The increase was primarily attributable to workovers and repairs. Depreciation and depletion increased from year end 1996 to $103,336 from $99,166 from the comparable 1995 period. This was primarily due to the acquisition of additional oil and gas properties.

     General and administrative expenses increased to $251,660 in the 1996 period, a $70,710 or 39% increase over the 1995 period, primarily due to increased salaries.

     Net other expense for the 1996 period was $8,707 compared to $24,767 in the 1995 period. This was primarily attributed to the increase on the gain on oil and gas leases and equipment during year end 1996.

     BPI's net income increased by $25,013 or 28% to $115,132 from the comparable 1995 period. This was primarily due to increases in oil and gas sales and operational fees.

         Liquidity And Capital Resources

     During the current fiscal year, BPI's liquidity has remained strong enough to meet its short term needs. The sources of liquidity and capital resources are generated from cash on hand, cash provided by operations and from credit available from financial institutions. Cash flow provided by operating activities for the year ended December 31, 1996 was $103,873 compared to $332,453 for 1995. The decrease was primarily due to receiving advances of $110,709 from a gas purchase in 1995 and subsequently repaying the advances during 1996. Cash flow used for investing activities was $115,131 for year end 1996 compared to $400,943 for year end 1995. This was due primarily to the investment in additional oil and gas properties in each year. In each of the last two years, the Company's investment in producing oil and gas properties was provided by cash flow from operating activities, sales of other oil and gas properties, and from borrowing from banks. Cash flow provided by financing activities for the year end 1996 was $10,328 compared to $103,337 for the period ended 1995. The decrease was primarily due to repayment of multiple notes maturing in 1996. Additionally, a certificate of deposit was pledged to secure a note payable in 1995.

         Capital Requirements

     Management believes BPI will be able to meet its current operating needs through internally generated cash from operations. Management believes that oil and gas property investing activities in 1997 can be financed through cash on hand, cash from operating activities and bank borrowing. BPI anticipates continued investments in proven oil and gas properties in 1997. If bank credit is not available, BPI may not be able to continue to invest in strategic oil and gas properties. BPI cannot predict how oil and gas prices will fluctuate during 1997 and what effect they will ultimately have on BPI, but Management believes that BPI will be able to generate sufficient cash from operations to service its bank debt and provide for maintaining current production of its oil and gas properties. BPI had no significant commitments for capital expenditures at December 31, 1996.

Proposal 1:  Approval of the Reverse Acquisition

     The following discussion assumes that the Stock Split has been consummated, and accordingly, all of the information set forth herein have been adjusted to give effect to the Stock Split.

     On July 14, 1997, the Board of Directors authorized and approved the acquisition of all of the issued and outstanding shares of capital stock of BPI and directed that the Reverse Acquisition be submitted to the stockholders of the Company for approval at the Meeting. Following the completion of the Stock Split and in connection with such Reverse Acquisition, the Company will issue an aggregate of 4,000,000 unregistered shares of Common Stock to the shareholders of BPI, on a pro rata basis, in exchange for an aggregate of 8,655,625 shares of capital stock of BPI. The Reverse Acquisition will be effected pursuant to a Plan of Exchange by and among the Company, BPI, and the shareholders of BPI, to be dated as of December 22, 1997 (the "Plan"), which will be substantially in the form attached hereto as Exhibit "A". All references in this Proxy Statement to the Plan are qualified in their entirety by and subject to the more complete information set forth in Exhibit "A". See "Beneficial Ownership of Common Stock
- As of June 1, 1997 and After the Transactions" below for a description of the impact of the Reverse Acquisition on the ownership of the Company.

     The transactions contemplated by the Reverse Acquisition are scheduled to close on December 31, 1997 (the "Effective Date"). The Company believes that the Reverse Acquisition complies with the Company's business strategy of acquiring companies which are involved in oil and gas exploration, development and operations and have existing revenues and operating properties. Since October 1989, BPI has been primarily engaged in the business of oil and gas exploration development and operations. Prior to the Reverse Acquisition, the Company had no assets, liabilities, or significant business operations. The business of BPI will be conducted in the same manner as the business of BPI is currently conducted.

     Following the Reverse Acquisition, the Company will continue to carry out its business strategy of acquiring producing oil and gas properties, including leasehold and other working interests. The principal place of business of the Company will be located at 1703 Edelweiss Drive, Cedar Park, Texas. The persons who are serving as directors of the Company immediately prior to the Effective Date will constitute the entire Board of Directors of BPI immediately after the Effective Date. Following their election as such, the directors of BPI will elect as officers of BPI the same persons who are elected as officers of the Company following the Meeting. Neither the Company nor BPI has engaged investment bankers or other professionals to render a fairness opinion. The directors of the Company have certain relationships with BPI. See "Beneficial Ownership of Common Stock--Certain Relationships and Related Transactions."



     The Reverse Acquisition will have no tax effect upon the shareholders of the Company as they will have a continuing interest in their shares of the Company. As part of the Reverse Acquisition, the shareholders of BPI will transfer all of their stock in BPI to the Company solely in exchange for Common Stock of the Company, and immediately after the exchange, the transferors will control more than 80 percent of the Company. The shareholders of BPI will transfer no liabilities, and no cash (or other boot) will be received by them as part of the transaction. The Company has been advised by its accountants that, consequently, by operation of ss.351 of the Internal Revenue Code of 1986 (the "Code"), the shareholders of BPI will recognize no gain or loss as a result of the Reverse Acquisition and that under ss.358 of the Code, the tax basis of the property received in the transaction (Common Stock of the Company) will be the same as the adjusted tax basis of the shares of capital stock of BPI exchanged. This disclosure should not, however, be deemed as tax advice, and each shareholder is urged to consult a tax advisor as to the consequences of the Reverse Acquisition under all applicable tax laws.

     For accounting purposes, the Reverse Acquisition will be treated as if BPI had acquired the Company and will be accounted for at historical cost under purchase accounting. Following the Reverse Acquisition, the historical financial statements of the Company will be those of BPI, except that the stockholders' equity section will reflect the capital structure of the Company.



     The foregoing discussion should be read in conjunction with the financial statements and notes thereto relating to BPI, attached hereto as Exhibit "B".

     The Board of Directors believes that the ratification of the Reverse Acquisition by the shareholders of the Company is in the best interests of the Company and therefore recommends a vote FOR Proposal 1.

Dissenters' Rights Relating to Proposal 1

     Pursuant to Article 113, Section 7-113-102 of the Colorado Business Corporation Act (the "Colorado Law"), each shareholder has the right and is entitled to dissent from the consummation of the Reverse Acquisition and receive payment of the fair value of the shares of Common Stock owned by any such shareholder ("Dissenters' Rights"). In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the Colorado Law, as summarized below, in order to receive payment of the fair value of any shares of Common Stock. In compliance with Section 7-113-201 of the Colorado Law, a copy of Article 113 of the Colorado Law is set forth in its entirety in Exhibit "C" to this Proxy Statement.

     THE FOLLOWING IS ONLY A SUMMARY OF THE PROCEDURES FOR DISSENTING SHAREHOLDERS PRESCRIBED BY SECTIONS 7-113-101 THROUGH 7-113-302 OF THE COLORADO LAW AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF ARTICLE 113 OF THE COLORADO LAW AS SET FORTH IN EXHIBIT "C" TO THIS PROXY STATEMENT.

     Section  7-113-102  of the  Colorado  Law  provides  that  each  record  or beneficial shareholder of the Company is entitled to dissent from the Reverse Acquisition and demand payment of the fair value of the shares of Common Stock owned by such shareholder. In accordance with Section 7-113-202 of the Colorado Law, in order for a shareholder to exercise Dissenters' Rights, such shareholder must, prior to the taking of the vote of the shareholders on the Reverse Acquisition, deliver to the Company written notice of such shareholder's intent to demand payment for shares in the event the Reverse Acquisition is approved and shall not vote such shareholder's shares in favor of the Reverse Acquisition.

     In accordance with Section 7-113-203 of the Colorado Law, within ten (10) days after the Reverse Acquisition is effected, the Company must deliver a written dissenter's notice ("Dissenter's Notice") to all shareholders who satisfy the requirements of Section 7-113-202 of the Colorado Law no later than ten (10) days after the effective date of the Reverse Acquisition. The Dissenter's Notice must state that the corporate action was authorized and the effective date of such action, set forth the address at which the Company will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, which form shall request an address from the dissenting shareholder to which payment is to be made, and set the date by which the Company must receive the payment demand and stock certificates, which date shall not be less than thirty (30) days after the date the Dissenter's Notice was delivered. Furthermore, the Dissenter's Notice may require that all beneficial shareholders, if any, certify as to the assertion of Dissenters' Rights, and be accompanied by Article 113 of the Colorado Law.

     Pursuant to Section 7-113-204 of the Colorado Law, a shareholder receiving the Dissenter's Notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the Dissenter's Notice. A shareholder who does not comply with the foregoing requirements is not entitled to the fair value for such shareholder's shares under Article 113 of the Colorado Law.

     Upon the later of the effective date of the Reverse Acquisition, or upon receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who complies with Section 7-113-204 the amount the Company estimates to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206 of the Colorado Law. The payment shall be accompanied by (i) the Company's balance sheet as of the fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (ii) a statement of the Company's estimate of the fair value of the shares; (iii) an explanation by the Company of how the interest was calculated; (iv) a statement of the dissenting shareholder's right to demand payment under Section 7-113-209 of the Colorado Law; and (v) a copy of Article 113 of the Colorado Law.

     In the event a dissenting shareholder is dissatisfied with the Company's payment or offer of payment, such dissenting shareholder, pursuant to Section 7-113-209 of the Colorado Law, may notify the Company in writing within thirty
(30) days after the Company makes or offers to pay each dissenting shareholder, of such shareholder's own estimate of the fair value of such shares and the amount of interest due, and demand payment of such shareholder's estimate, less any payment already made by the Company under Section 7-113-206, or reject the Company's offer under Section 7-113-208 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if: (i) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (ii) the Company has failed to make payment within sixty
(60) days after the date set for demanding payment; or (iii) the Company does not return the deposited stock certificates within the time specified by Section 7-113-207 of the Colorado Law. In the event a demand for payment under Section 7-113-209 remains unresolved, the Company may commence a court proceeding to determine the fair value of the shares and accrued interest within sixty (60) days after receiving the payment demand from a dissenting shareholder.

Proposal 2:  Approval of the Amendment to Change Name

     On July 14, 1997, the Board of Directors of the Company unanimously voted to recommend to the shareholders that the Amendment be approved, whereby the Company's articles of incorporation be amended to change the name of the Company from "Energy Production Company" to "FieldPoint Petroleum Corporation." The Company believes that the proposed name change is consistent with the Company's recent change in business and operating strategy which includes acquiring companies which are involved in oil and gas exploration, development, and operations and which have existing revenues and producing properties.

     Reaves, an officer, director, and shareholder of the Company, is the sole director and shareholder of FieldPoint, Inc. ("FieldPoint"). FieldPoint is a Texas corporation primarily engaged in private investments which to date has not engaged in any material business operations. FieldPoint has no direct ownership of the Company or BPI.

     The Board of Directors believes that the Amendment is the best interests of the Company and therefore recommends a vote FOR Proposal 2.

                                     ITEM 2
                              ELECTION OF DIRECTORS

     The directors are elected annually by the shareholders of the Company. The Bylaws of the Company provide that the number of directors will consist of at least three and no more than nine directors. The shareholders will elect three directors for the coming year. The three nominees presently serve as directors of the Company.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Nominees

     Set forth below for each nominee are his name and age, his positions with the Company, and his principal occupation and business experience during the past five years:

     Ray D. Reaves, age 35, has been Chairman, Chief Executive Officer, President, and Director of the Company since May 1997. Reaves has also served as Chairman, Chief Executive Officer, Chief Financial Officer and Director of BPI from October 1989 to present and as President of FieldPoint, Inc., a private investment firm.

     Robert A. Manogue, age 72, has been a Director of the Company since July 1997. Since 1982, Manogue has been retired and has been involved in house construction in Albuquerque, New Mexico under R. A. Manogue Construction. From 1976 to 1982, Manogue was President of C. P. Clare International N. V. in Brussels, Belgium, a $50 million subsidiary of General Instruments Corporation. He also served as Vice President of Marketing for Emerson Electric Company, a manufacturer and marketer of consumer and industrial products, from 1971 to 1976.

     Robert D. Bryant, age 54, has been a Director of the Company since July 1997. From November 1994 to present, Bryant has been President of Canmax Corporation. From May 1993 to October 1994, Bryant was President of Network Data Corporation. From January 1993 to May 1993, he served as Senior Vice President, Corporate Development, of Network Data Corporation. From May 1991 to July 1992, he served as President of Dresser Industries, Inc., Wayne Division, a leading international manufacturer of fuel dispensing equipment. Additionally, from August 1989 to May 1991, Bryant was President of Schlumberger Limited, Retail Petroleum Systems Division, U.S.A., a division of Schlumberger Corporation.

Board of Directors, Committees and Meetings

     The Board of Directors held one meeting in fiscal year 1996, and each Director attended the meeting. The Company has not established an audit, nominating or compensation committee, or other committees performing similar functions.

Director's Fees

     The directors receive $250 for each meeting of the Board of Directors or any committee thereof. In addition, the directors are reimbursed for the reasonable expenses incurred for each Board of Directors meeting attended.

Certain Relationships and Related Transactions

     The Company entered into an annual management agreement with its prior controlling shareholder, Robert Watson, Inc., in 1987 and renewed the agreement each year until December 1996. The agreement called for an amount reached by mutual agreement of the Company and Robert Watson, Inc. to be paid each year. The Company paid management fees of $0 in 1996, $0 in 1995, and $1,500 in 1994.

     As of December 31, 1996, 1995 and 1994, the Company had a receivable from Robert Watson, Inc. in the amount of $20,000 ("Receivable"). This Receivable bore interest at 10% and was due on demand. In connection with the successful completion of the transfer of the management of the Company to BPI, the Company paid a $20,000 management fee ("Management Fee") to Robert Watson, Inc. The Receivable was repaid in May 1997 by offsetting the Management Fee.

     As discussed above, the Company intends to acquire all of the outstanding shares of BPI, the majority shareholder of the Company, in a share exchange. Ray
D. Reaves, Director, President, Chairman, Chief Executive Officer and Chief Financial Officer of the Company, is Chairman, Chief Executive Officer, Chief Financial Officer, and Director of BPI. Mr. Reaves is the beneficial owner of approximately 60% of the common stock of BPI. Mr. Reaves' shares of BPI common stock include the following: 5,201,000 shares held directly by Mr. Reaves and the option to purchase 200,000 shares which are currently exercisable. Robert A. Manogue, Director of the Company, is a partner in OHM Partnership, which owns 600,000 shares of the common stock of BPI, and options to purchase 100,000 shares which are currently exercisable. Roger D. Bryant, Director of the Company, owns options to purchase 100,000 shares of the common stock of BPI.

     Assuming the election of Reaves, Manogue, and Bryant as directors of the Company, Reaves will serve as the President, Chairman, Chief Executive Officer, and Chief Financial Officer of the Company effective as of May 1997; and Manogue and Bryant will serve as Directors of the Company effective July 1997. Except as otherwise disclosed herein, within the past 12 months, neither Reaves, Manogue, or Bryant has been a party to any contract, arrangement, or understanding with any person with respect to any securities of the Company, or, within the past 24 months, purchased or sold any securities of the Company. Subject to the approval of the shareholders of the Company, the Company intends to acquire all of the issued and outstanding shares of BPI pursuant to the Reverse Acquisition. See "Item 1 - Approval and/or Ratification of the Transactions - Proposal 1:
Approval of the Reverse Acquisition."

         As part of the Reverse Acquisition, all shares of BPI common stock will be exchanged on a pro rata basis for 4,000,000 shares of Common Stock. Additionally, all options to purchase BPI common stock will be converted into options to purchase shares of Common Stock on the same terms and conditions as the original options. These options will not be adjusted to reflect the ratio of BPI shares exchanged for Common Stock in the Reverse Acquisition (4,000,000 shares of Common Stock are being issued in exchange for 8,655,625 shares of common stock of BPI), resulting in an increase in the number of shares of Common Stock received upon exercise of these options over the number of shares of Common Stock which would have been received had these options been exercised prior to the Reverse Acquisition. See "Beneficial Ownership of Common Stock - As of June 1, 1997 and After the Transactions." As a result of the Reverse Acquisition, Reaves will control approximately 61.2% of the issued and outstanding shares of Common Stock and will have the option to purchase 200,000 shares of Common Stock; Manogue will control approximately 8.3% of the issued and outstanding shares of Common Stock and will have the option to purchase 100,000 shares of Common Stock; and Bryant will have the option to purchase 100,000 shares of Common Stock.

     Management believes that these prior transactions are on terms no less favorable to the Company as could be obtained from independent third parties. All future transactions with related parties will be approved by a majority of disinterested, independent members of the Company's Board of Directors, if available.

Executive Compensation

     No compensation has been paid to any of the Company's directors or executive officers for the year ended December 31, 1996.

Name                          Position with Company                 Compensation
Robert N. Watson, Jr.         Director, President, Chairman                 $0
                              and Chief Executive Officer

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees set forth above.

                                     ITEM 3
                               REVERSE STOCK SPLIT

     On July 14, 1997, the Board of Directors of the Company approved and authorized the effectuation a 75-to-1 reverse stock split, with respect to all of the issued and outstanding shares of Common Stock. Pursuant to the applicable provisions of the Colorado Law, the Board of Directors directed that the Stock Split be submitted to the stockholders of the Company for approval at the Meeting.

     As of July 14, 1997, there was a total of 30,961,778 shares of Common Stock issued and outstanding. If the shareholders of the Company approve the Stock Split described below, a total 30,961,778 shares of Common Stock, constituting all of the currently issued and outstanding shares of Common Stock (collectively, the "Pre-Split Shares"), shall be converted into an aggregate of approximately 412,824 shares of Common Stock (collectively, the "Post-Split Shares").

     As a result,  each  outstanding  Pre-Split  Share shall be  converted  into approximately 0.0133 Post-Split Shares and accordingly, certificates representing one (1) Pre-Split Share will, effective as of the effective date of the Stock Split, be deemed to represent approximately 0.0133 Post-Split Shares of Company Common Stock. All of the Post-Split Shares will have the same rights, preferences and privileges as the Pre-Split Shares of the Company. No additional shares of Common Stock will be issued prior to the effective date of the Stock Split. In addition, no fractional shares of Common Stock will be issued in connection with the Stock Split, but in lieu thereof, each holder of shares of Common Stock who would otherwise have been entitled to a fraction of a share of Common Stock will be given a fraction of a share of Common Stock sufficient, when added to the fraction to which the holder would be entitled, to equal a whole share of Common Stock. No holder will be entitled to dividends or other rights in respect of any fractional interest.

     Shareholders of the Company will need to exchange their stock certificates representing Pre-Split Shares for newly issued stock certificates representing Post-Split Shares of the Company. Stock certificates representing Pre-Split Shares of the Company should not be destroyed or returned to the Company. Each shareholder of the Company must execute the certificate or certificates or an appropriate stock power representing the Pre-Split Shares owned by such shareholder and surrender such certificate or certificates or stock power to the Company's transfer agent, American Securities Transfer & Trust, Inc., c/o Pam Keane, 938 Quail Street, Suite 101, Lakewood, Colorado 80215-5513, (303) 234-5300. The Company's transfer agent will issue in place thereof certificates representing Post-Split Shares for a charge of Fifteen and No/100 Dollars ($15.00) per certificate, which cost shall be borne by the shareholder surrendering the certificate. Accordingly, each holder of a certificate or certificates representing one (1) Pre-Split Share, upon surrender of the same to the Company's transfer agent, shall be entitled to receive in exchange therefor a certificate representing 0.0133 Post-Split Shares.

     The primary effect of the Stock Split will be a reduction in the aggregate amount of the Company's issued and outstanding shares of Common Stock. The Board of Directors believes that it is desirable to have additional authorized shares of Common Stock available for acquisitions, employee benefit and incentive programs, and for other general corporate purposes. If the Stock Split is approved, the additional shares of authorized but unissued shares of Common Stock would be available for issuance without further action by Shareholders, unless such action is required by applicable law.

     The Board of Directors believes that the proposed reverse stock split of all of the issued and outstanding shares of Common Stock of the Company is in the best interests of the Company and its Shareholders and therefore recommends a vote FOR Item 3.

                                     ITEM 4
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year. Although shareholder approval of the Board of Directors' selection of Hein & Associates, L.L.P. is not required by Colorado law, the Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board of Directors will reconsider its selection of Hein & Associates, L.L.P.

     In the event the appointment of Hein & Associates, L.L.P., as independent auditors for the current fiscal year, is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Board of Directors finds other reason for making a change.

     Representatives of Hein & Associates, L.L.P. are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from Shareholders.

     The Board of Directors believes that the ratification of the selection of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year is in the best interests of the Company and its Shareholders and therefore recommends a vote FOR Item 4.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

As of December 31, 1996

     The following table sets forth certain information, as of December 31, 1996, with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially own more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, (ii) each executive officer of the Company and (iv) all directors and executive officers of the Company as of December 31, 1996 as a group. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed.


Name and Address of                         Amount and Nature
Beneficial Owner                          of Beneficial Ownership               Percent of Class
----------------                          -----------------------               ----------------
Robert N. Watson, Jr. (1)                       16,728,000 (2)                       54%
P.O. Box 202650
Austin, Texas  78720



William G. Watson(1)                                       0                          0%
P.O. Box 202650
Austin, Texas  78720

Linda R. Watson (1)                                         0                         0%
P.O. Box 202650
Austin, Texas  78720

Robert Watson, Inc.                                 16,728,000(3)                    54%
P.O. Box 202650
Austin, Texas  78720

All Officers and Directors
as a group (3 persons)                              16,728,000                         54%

----------------
1    Resigned as an officer  and/or  director of the Company  effective  May 22,
     1997.
2 Mr. Watson is the beneficial owner of these shares based upon his ownership of one hundred percent (100%) of the common stock of Robert Watson, Inc.
3    Sold to Bass Petroleum, Inc. on May 22, 1997.

As of June 1, 1997 and After the Transactions

     The following table sets forth certain information, as of June 1, 1997, with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially own more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, (ii) each executive officer of the Company and (iv) all directors and executive officers of the Company as of June 1, 1997 as a group. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed, and the information set forth below under the caption "After the Transactions" has been adjusted to give effect to the Stock Split and the Reverse Acquisition.


                                               Amount and Nature
                                            of Beneficial Ownership                          Percent of Class
Name and Address of                            Before             After                   Before            After
Beneficial Owner                        the Transactions      the Transactions     the Transactions     the Transactions
----------------                        ----------------      ----------------     ----------------     ----------------
Bass Petroleum, Inc.                         16,728,000 (1)         223,040                54%                  5.1%
1703 Edelweiss Drive
Cedar Park, Texas  78613

Ray D. Reaves                                16,728,000 (1)       2,832,040  (2)           54%                 61.2%
1703 Edelweiss Drive
Cedar Park, Texas  78613



Robert A. Manogue                                                   376,000  (3)                                8.3%
1703 Edelweiss Drive
Cedar Park, Texas  78613

Roger D. Bryant                                                       100,000 (4)                                2.2%
1703 Edelweiss Drive
Cedar Park, Texas  78613

All Officers and Directors                   16,728,000 (1)         3,308,040 (2,3,4)         54%               68.7%
as a group (3 persons)

-----------------------
1 Mr. Reaves is the beneficial owner of these shares based upon his position as Chairman, Chief Executive Officer, Chief Financial Officer, Director and owner of approximately 60% of the common stock of BPI.
2 Includes (i) shares beneficially owned based on position with BPI; (ii) estimated shares received in Reverse Acquisition in exchange for common stock of BPI owned by Mr. Reaves; and (iii) 200,000 shares of Common Stock underlying an option granted to Mr. Reaves by BPI, which option has been assumed by the Company.
3 Includes (i) estimated shares received in Reverse Acquisition in exchange for 600,000 shares of common stock of BPI owned by a partnership of which Mr. Manogue is a partner; and (ii) 100,000 shares of Common Stock underlying an option of BPI granted to Mr. Manogue by BPI, which option has been assumed by the Company.
4 Includes 100,000 shares of Common Stock underlying an option granted to Mr. Bryant by BPI, which option has been assumed by the Company.

     The Company does not employ any persons, other than its directors, who make or are expected to make any significant contributions to the business of the Company. There is no family relationship between any present director, executive officer or person nominated or chosen by the Company to become a director or executive officer. No present director or executive officer of the Company has been the subject of any civil or criminal proceeding during the past five years, which is material to an evaluation of its integrity or ability to serve as an officer or director, nor is any such person the subject of any order, judgment or decree of any federal or state authority which is material to an evaluation of its abilities or integrity.

Recent Change in Control

     In May 1997, BPI acquired control of the Company in the following manner. Robert Watson, Inc., the controlling shareholder of the Company at the time, sold 16,728,000 shares of Common Stock to BPI in consideration of the cash payment of $45,000 by BPI. The consideration paid by BPI in this transaction came from BPI's working capital. As of June 1, 1997, BPI owned an aggregate of 16,728,000 shares of Common Stock, constituting approximately 54% of all of the issued and outstanding shares of Common Stock. Prior to the resignation of Robert N. Watson, Jr., as Director, President, Chairman and Chief Executive Officer of the Company in May 1997, Robert N. Watson, Jr. appointed Ray D. Reaves Director of the Company.

Reports

     To the best knowledge of the Company, all reports as required under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") were filed on a timely basis during the fiscal year ended December 31, 1996.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                              COST OF SOLICITATION

     The  Company  will  bear the  costs of  solicitation  of  proxies  from its shareholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficiary owners of the Company, and the Company will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses.

                              STOCKHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 1998 Annual Meeting of the Shareholders must be received by the Company at its principal office in Cedar Park, Texas not later than April 30, 1998 for inclusion in the proxy statement for that meeting.

                                            By Order of the Board of Directors,


                                            Ray D. Reaves, President

                                   EXHIBIT "A"

                                PLAN OF EXCHANGE

         This PLAN OF EXCHANGE (the "Plan") is entered into as of the 22nd day of December 1997, by and between Energy Production Company, a Colorado corporation (the "Parent"), Bass Petroleum, Inc., a Texas corporation whose address is 1703 Edelweiss Drive, Cedar Park, Texas 78613 (the "Subsidiary"), and all of the shareholders of the Subsidiary as set forth on Schedule 1 hereto (collectively, the "Shareholders").

                              W I T N E S S E T H:

         WHEREAS, the Parent is a corporation organized and existing under the laws of the State of Colorado, having been incorporated on March 11, 1980;

         WHEREAS, the Subsidiary is a corporation organized and existing under the laws of the State of Texas, having been incorporated on October 12, 1989; and

         WHEREAS, the Board of Directors of the Parent has determined that it is in the best interests of the Parent to acquire an aggregate of 8,655,625 shares of common stock of the Subsidiary, constituting all of the issued and outstanding shares of capital stock of the Subsidiary, in exchange for the issuance of an aggregate of 4,000,000 shares of common stock of the Parent to the Shareholders, on a pro rata basis (the "Exchange").

         NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                    Exchange

         On the effective date of the Exchange, December 31, 1997 ("Effective Date"), the Parent shall issue, on a pro rata basis, to each of the Shareholders an aggregate of 4,000,000 shares of common stock of the Parent in exchange for the sale, transfer, assignment, and conveyance by the Shareholders to the Parent of an aggregate of 8,655,625 shares of common stock of the Subsidiary, which shares constitute all of the issued and outstanding shares of capital stock of the Subsidiary. No cash will be paid by the Company or otherwise to the shareholders of the Subsidiary in connection with the Exchange.

                                   ARTICLE II
                   Articles of Incorporation of the Subsidiary

         The Articles of Incorporation of the Subsidiary ("Texas Charter"), as in effect on the date hereof, shall continue in full force and effect without change unless and until amended in accordance with applicable law.

                                   ARTICLE III
                            Bylaws of the Subsidiary

         The Bylaws of the Subsidiary ("Texas Bylaws"), as in effect on the date hereof, shall continue in full force and effect without change unless and until amended in accordance with applicable law.

                                   ARTICLE IV
                    Officers and Directors of the Subsidiary

         4.01. On the Effective Date, the officers and directors of the Subsidiary shall be such officers and directors of the Subsidiary, as in office at such date, and such persons shall hold office in accordance with the Texas Bylaws until their respective successors shall have been appointed or elected.

         4.02. If, on the Effective Date, a vacancy shall exist in the Board of Directors of the Subsidiary, such vacancy shall be filled in the manner provided by the Texas Bylaws.

                                    ARTICLE V
                              Termination of Merger

         This Plan may be terminated and the Exchange abandoned at any time prior to the Effective Date, whether before or after the approval of this Plan by the Shareholders, by the consent of the Board of Directors of the Parent and the Subsidiary.

                                   ARTICLE VI
                                  Miscellaneous

         In order to facilitate the filing and recording of this Plan, this Plan may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.



             [The Remainder of This Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Plan as of the date first written above.

                                     PARENT:
                                     ------
                                     ENERGY PRODUCTION COMPANY


                                     By:
                                     Name:
                                     Title:


                                     SUBSIDIARY:
                                     ----------
                                     BASS PETROLEUM, INC.


                                     By:
                                     Name:
                                     Title:


                                     SHAREHOLDERS:
                                     ------------
                                     See Schedule 1 hereto

                                   Schedule 1

                      Shareholders of Bass Petroleum, Inc.

Cert. #                    Name                             # of Shares

1                          Ray Reaves                        5,001,000
2                          Gernell Bradley                     600,000
3                          Gernell Bradley                     400,000
4                          Mildred Babich                      400,000
5                          Peter J. Babich                     400,000
6                          OHM Partnership                     600,000
7                          Country Cousin, Inc.                  2,000
8                          Urban Anslinger                       7,000
9                          Thomas F. Jones                       3,000
10                         Nathan Raska                          3,000
11                         Elizabeth Jeffrey                     3,000
12                         Ed Sims                               3,000
13                         Jerry B. Foreman                        625
14                         Barry F. Hluchan                      3,000
15                         Somerset Partners                    11,500
16                         James S. Dearth                       2,500
17                         W. H. Cardwell                        1,500
18                         Gernell Bradley                        500
19                         Millard D. Logan                      1,500
20                         E. P. Hansen                            500
21                         Hoyt & Marjorie Ambrosius             4,000
22                         J. A. Longwell                        2,500
23                         Harry F. Warnke                       4,000
24                         Marvin Kolinek, Jr.                     500
25                         Robert E. Madison                       500
26                         Jack Logan                            6,000
27                         Lowell Schultz                        1,000
28                         Don Leach                             2,500
29                         John E. Fox                             500
30                         Jeff Wenaas                           1,500
31                         Bill Williams                        13,500
32                         Mildred Babich                        5,000
33                         Frank Petty                           1,500
34                         Richard & Dolores Jeffries            1,500
35                         Peter Koch                            3,000
36                         Mattie Johnson                        6,500
37                         John Hardie                           2,500

Cert. #                   Name                                  # of Shares

38                         T. C. Fleming                            500
39                         George Arp                             1,500
40                         William Mangold                        1,500
41                         Wayne Lindholm                         1,500
42                         Gernell Bradley                        8,500
43                         Diana Sanders                          1,500
44                         Rodger Estes                             500
45                         Richard & Carolyn Dale                 1,500
46                         Joann Deihl (Ron D. Deihl)             1,500
47                         Mildred Babich                       300,000
48                         Peter J. Babich                      300,000
49                         Gernell D. Bradley                   300,000
50                         Joyce & Gilbert Daney Jr.             37,000
51                         Ray Reaves                           200,000

                                    EXHIBIT B

                          INDEX TO FINANCIAL STATEMENTS



Bass Petroleum, Inc.

       Independent Auditor's Report..........................................................F-1
       Balance Sheets........................................................................F-2
       Statements of Income and Retained Earnings............................................F-4
       Statements of Cash Flows..............................................................F-5
       Notes to Financial Statements.........................................................F-7

Bass Petroleum, Inc. and Energy Production Company

       Unaudited Pro Forma Financial Statements.............................................F-14
       Unaudited Pro Forma Balance Sheet - September 30, 1997...............................F-15
       Unaudited Pro Forma Income Statement - Nine Months Ended September 30, 1997..........F-17
       Unaudited Pro Forma Income Statement - Year Ended December 31, 1996..................F-18



                          INDEPENDENT AUDITOR'S REPORT



Board of Directors and Stockholders
Bass Petroleum, Inc.

We have audited the accompanying balance sheets of Bass Petroleum, Inc. as of December 31, 1996 and 1995, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bass Petroleum, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



HEIN + ASSOCIATES LLP



Dallas, Texas
February 7, 1997


                              BASS PETROLEUM, INC.

                                 BALANCE SHEETS

                                     ASSETS


                                                                                         (Unaudited)
                                                                                        SEPTEMBER 30,         DECEMBER 31,
                                                                                        -------------   --------------------------
                                                                                              1997         1996            1995
                                                                                         -----------    -----------    -----------
CURRENT ASSETS:
   Cash                                                                                  $    10,986    $    57,454    $    58,384
   Certificate of deposit, pledged                                                            20,000        120,000        100,000
   Trading securities                                                                          2,880          2,880          2,880
   Accounts receivable:
      Oil and gas sales                                                                       92,000        107,560        106,976
      Joint interest billings, no allowance for doubtful accounts considered necessary        53,140         44,707         52,988
   Advances to stockholder                                                                      --             --            3,492
   Prepaid expenses                                                                            1,635          1,635          3,035
                                                                                         -----------    -----------    -----------
                  Total current assets                                                       180,641        334,236        327,755
PROPERTY AND EQUIPMENT:
   Oil and gas properties (successful efforts method):
      Leasehold costs                                                                        956,344        786,860        647,785
      Lease and well equipment                                                                95,504         87,123         75,013
   Furniture and equipment                                                                    30,167         24,119         22,939
   Transportation equipment                                                                   74,945         54,444         67,444
   Less accumulated depletion and depreciation                                              (311,953)      (242,115)      (157,990)
                                                                                         -----------    -----------    -----------
                  Net property and equipment                                                 845,007        710,431        655,191
NOTE RECEIVABLE                                                                                 --             --           38,000
OTHER ASSET                                                                                    5,000          5,000           --
                                                                                         -----------    -----------    -----------
                  Total assets                                                           $ 1,030,648    $ 1,049,667    $ 1,020,946
                                                                                         ===========    ===========    ===========



                                    Continued


                              BASS PETROLEUM, INC.

                            BALANCE SHEETS, continued

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                                        (Unaudited)
                                                                                       SEPTEMBER. 30,      DECEMBER 31,
                                                                                       ---------------  ------------------
                                                                                            1997         1996         1995
                                                                                           ------       ------       -----
CURRENT LIABILITIES:
   Current portion of long-term debt                                                     $  159,218   $  246,707   $  267,687
   Accounts payable and accrued expenses                                                    105,247       97,342      107,312
   Advances from gas purchaser                                                                 --           --        110,709
   Oil and gas revenues payable                                                             126,020      122,938      137,052
   Federal income taxes payable                                                              15,333       47,022       32,309
   Due to related party                                                                      65,000       27,733        4,392
                                                                                         ----------   ----------   ----------
                  Total current liabilities                                                 470,818      541,742      659,461
LONG -TERM DEBT, net of current portion                                                     183,015      146,306      114,998
COMMITMENTS (Note 7)
STOCKHOLDERS' EQUITY:
     Common stock, no par value, 60,000,000 shares authorized; 8,655,625 shares issued
     and         outstanding                                                                128,038      128,038      128,038
     Retained earnings                                                                      248,777      233,581      118,449
                                                                                         ----------   ----------   ----------
                  Total stockholders' equity                                                376,815      361,619      246,487
                                                                                         ----------   ----------   ----------
                  Total liabilities and stockholders' equity                             $1,030,648   $1,049,667   $1,020,946
                                                                                         ==========   ==========   ==========




              See accompanying notes to these financial statements.
                                       F-3


                              BASS PETROLEUM, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS


                                                      (Unaudited)
                                            NINE MONTHS ENDED SEPTEMBER 30,  YEAR ENDED DECEMBER 31,
                                            ------------------------------   -----------------------
                                                   1997           1996          1996        1995
                                                  ------         ------        ------      ------

REVENUE:
   Oil and gas sales                             $ 411,053    $ 288,477      $ 432,383    $ 374,294
   Well operational and pumping fees               132,364      164,501        213,022      139,365
   Other                                             2,000        1,600          3,314        6,530
                                                 ---------    ---------      ---------    ---------
                  Total revenue                    545,417      454,578        648,719      520,189

COSTS AND EXPENSES:
   Production expense                              129,553       71,177        122,862       91,070
   Depletion and depreciation                       83,250       77,500        103,336       99,166
   General and administrative                      237,642      167,158        251,660      180,950
                                                 ---------    ---------      ---------    ---------
                  Total costs and expenses         450,445      315,835        477,858      371,186

OTHER INCOME (EXPENSE):
   Gain on sale of assets                            3,235       21,590         25,445       13,957
   Loss on commodity trade                            --           --             --         (1,089)
   Unrealized loss on securities                      --           --             --         (3,000)
   Interest income (expense), net                  (27,065)     (16,651)       (35,773)     (32,188)
   Acquisition expenses                            (45,000)        --             --           --
   Miscellaneous                                     4,387           21          1,621       (2,447)
                                                 ---------    ---------      ---------    ---------
                  Total other income (expense)     (64,443)       4,960         (8,707)     (24,767)
                                                 ---------    ---------      ---------    ---------

INCOME BEFORE INCOME TAXES                          30,529      143,703        162,154      124,236

INCOME TAX PROVISION - CURRENT                      15,333       43,110         47,022       34,117
                                                 ---------    ---------      ---------    ---------

NET INCOME                                          15,196      100,593        115,132       90,119

RETAINED EARNINGS, Beginning of year               233,581      118,449        118,449       28,330
                                                 ---------    ---------      ---------    ---------

RETAINED EARNINGS, End of year                   $ 248,777    $ 219,042      $ 233,581    $ 118,449
                                                 =========    =========      =========    ---------





             See accompanying notes to these financial statements.


                             BASS PETROLEUM, INC.

                            STATEMENTS OF CASH FLOWS

                                                                                    (Unaudited)
                                                                         NINE MONTHS ENDED SEPTEMBER 30,  YEAR ENDED DECEMBER 31,
                                                                         ------------------------------- -----------------------
                                                                                 1997        1996           1996        1995
                                                                                ------      ------         ------      ------

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income                                                               $  15,196    $ 100,593    $ 115,132    $  90,119
     Adjustments to reconcile to net cash provided by operating activities:
     Depletion and depreciation                                                  83,250       77,500      103,336       99,166
     Gain on sale of assets                                                      (3,235)     (21,590)     (25,445)     (13,957)
     Unrealized loss on securities                                                 --           --           --          3,000
     Changes in current assets and liabilities:
       Accounts receivable                                                        7,127      (15,343)      11,189     (117,673)
       Prepaid expenses and other assets                                           --            400       (3,600)        --
       Accounts payable and accrued expenses                                    (23,784)     (20,021)      28,084       88,732
       Oil and gas revenues payable                                               3,082       14,614      (14,114)      72,357
       Payable to related party                                                  37,267        3,000         --           --
       Advances (repayments) from gas purchaser                                    --        (90,709)    (110,709)     110,709
                                                                              ---------    ---------    ---------    ---------
                  Net cash provided by operating activities                     118,903       48,444      103,873      332,453

CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from sale of oil and gas properties                                  --         56,750       59,251       15,000
     Proceeds from sale of vehicle                                               11,000         --           --           --
     Purchase of oil and gas properties                                        (177,865)    (146,539)    (153,202)    (315,643)
     Purchase of furniture and equipment and vehicles                           (47,726)        (890)      (1,180)        (300)
     (Increase)decrease in restricted cash                                      100,000      (20,000)     (20,000)    (100,000)
                                                                              ---------    ---------    ---------    ---------
                  Net cash used by investing activities                        (114,591)    (110,679)    (115,131)    (400,943)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                                               171,594      200,000      255,000      250,000
     Repayments of long-term debt                                              (209,374)    (218,361)    (231,672)    (174,663)
     Borrowing from stockholder                                                    --         28,000         --         28,000
     Repayment of stockholder                                                   (13,000)        --        (13,000)        --
                                                                                           ---------    ---------    ---------
                  Net cash provided by financing activities                     (50,780)       9,639       10,328      103,337
                                                                              ---------    ---------    ---------    ---------


                                    Continued


                              BASS PETROLEUM, INC.

                       STATEMENTS OF CASH FLOWS, continued


                                                                             (Unaudited)
                                                                 NINE MONTHS ENDED SEPTEMBER 30,  YEAR ENDED DECEMBER 30,

                                                                         1997        1996           1996       1995
                                                                        ------      ------         ------     ------

NET INCREASE (DECREASE) IN CASH                                         (46,468)   (52,596)          (930)     34,847

CASH, BEGINNING OF THE PERIOD                                            57,454     58,384         58,384      23,537
                                                                     ----------   --------       --------    --------

CASH, END OF THE PERIOD                                              $   10,986   $  5,788       $ 57,454    $ 58,384
                                                                     ==========   ========       ========    ========

SUPPLEMENTAL INFORMATION:
     Cash paid during the year for interest                          $   33,027   $ 24,536       $ 43,838    $ 34,327
                                                                     ==========   ========       ========    ========
     Cash paid during the year for income taxes                      $     --     $   --         $ 32,309    $  5,315
                                                                     ==========   ========       ========    ========
     Oil and gas properties acquired for note payable                $     --     $   --         $   --      $219,598
                                                                     ==========   ========       ========    ========
     Oil and gas properties acquired by decreasing note receivable   $     --     $ 38,000       $ 38,000    $   --
                                                                     ==========   ========       ========    ========



              See accompanying notes to these financial statements.

                              BASS PETROLEUM, INC.

                          NOTES TO FINANCIAL STATEMENTS
           (The period subsequent to December 31, 1996 is unaudited.)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Nature of Operations
     Bass Petroleum, Inc. (the "Company") is incorporated under the laws of the state of Texas. The Company is engaged in the acquisition, operation and development of oil and gas properties, which are located in South-Central Texas and Wyoming as of December 31, 1996.

     Cash and Cash Equivalents
     The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     Oil and Gas Producing Operations
     The Company uses the successful efforts method of accounting for its oil and gas producing activities. Costs incurred by the Company related to the acquisition of oil and gas properties and the cost of drilling successful wells are capitalized. Costs incurred to maintain wells and related equipment and lease and well operating costs are charged to expense as incurred.

     Capitalized amounts for properties with proved reserves are classified as proved property, and include both developed and undeveloped properties. Amounts capitalized that relate to properties in which it has not been determined if any reserves exist are classified as unproved property and are assessed periodically for possible impairment. Any impaired amounts are charged to expense. The Company had no unproved properties as of September 30, 1997, and December 31, 1996 and 1995.

     Capitalized amounts attributable to proved oil and gas properties are depleted by the unit-of-production method based on proved reserves. Depreciation and depletion expense for oil and gas producing property and related equipment was $72,000, $67,636, $90,182 and $84,734 for the nine months ended September 30, 1997 and 1996 and the years ended December 31, 1996 and 1995, respectively.

     Joint Interest Billings Receivable and Oil and Gas Revenue Payable
     Joint interest billings receivable represent amounts receivable for lease operating expenses and other costs due from third party working interest owners in the wells that the Company operates. The receivable is recognized when the cost is incurred and the related payable and the Company's share of the cost is recorded.

     Oil and gas revenue payable represents amounts due to third party revenue interest owners for their share of oil and gas revenue collected on their behalf by the Company. The payable is recorded when the Company recognizes oil and gas sales and records the related oil and gas sales receivable.

     Other Property
     Other assets classified as property and equipment are primarily office furniture and equipment and vehicles, and are carried at cost. Depreciation is provided using the straight-line method over estimated useful lives ranging from five to seven years. Gain or loss on retirement or sale or other disposition of assets is included in income in the period of disposition. Depreciation expense for other property and equipment was $11,250, $9,864, $13,154 and $14,432 for the nine months ended September 30, 1997 and 1996 and the years ended December 31, 1996 and 1995, respectively.

                              BASS PETROLEUM, INC.

                       NOTES TO FINANCIAL STATEMENTS
           (The period subsequent to December 31, 1996 is unaudited.)

     Income Taxes
     Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due, if any, plus net deferred taxes related primarily to differences between the bases of assets and liabilities for financial and income tax reporting. Deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred tax assets include recognition of operating losses that are available to offset future taxable income and tax credits that are available to offset future income taxes. Valuation allowances are recognized to limit recognition of deferred tax assets where appropriate. Such allowances may be reversed when circumstances provide evidence that the deferred tax assets will more likely than not be realized. The amount of deferred tax assets and liabilities as of September 30, 1997 and December 31, 1996 and 1995 are immaterial.

     Use of Estimates and Certain Significant Estimates
     The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates. Significant assumptions are required in the valuation of proved oil and gas reserves, which as described above may affect the amount at which oil and gas properties are recorded. It is at least reasonably possible those estimates could be revised in the near term and those revisions could be material.

     Unaudited Information
     The balance sheet as of September 30, 1997 and the statements of operations for the nine month periods ended September 30, 1997 and 1996 were taken from the Company's books and records without audit. However, in the opinion of management, such information includes all adjustments which are necessary to properly reflect the financial position of the Company as of September 30, 1997 and the results of its operations for the nine months ended September 30, 1997 and 1996.

2.   RELATED PARTY TRANSACTIONS

     During 1996, the Company acquired an oil and gas well from its majority stockholder for $44,000. As partial consideration, the Company retired a note receivable from the stockholder of $38,000, which had arisen from a cash advance in 1994. During 1997, the Company acquired oil and gas interests from its majority stockholder for $88,000.

     At December 31, 1996 and 1995, the Company had a liability to its majority stockholder of $22,158 and $4,392, respectively, for past salary and accrued bonuses. There was no balance due at September 30, 1997.

     At September 30, 1997 and December 31, 1996, the Company had a liability to a company controlled by its majority stockholder of $ 0 and $5,575, respectively, for financial services rendered.

     At September 30, 1997, the Company had a liability to a company controlled by its majority stockholder of $65,000 for a working capital advance.

     The Company rents office space from its majority stockholder. The terms of the lease are disclosed in Note 6.

     At December 31, 1995, the Company had non-interest bearing advances to its majority stockholder of $3,492.

                              BASS PETROLEUM, INC.

                          NOTES TO FINANCIAL STATEMENTS
           (The period subsequent to December 31, 1996 is unaudited.)

     At December 31, 1996 and 1995, the Company had a note payable to a stockholder in the amount of $13,000 and $28,000, respectively, as described in Note 4. There was no balance due at September 30, 1997.

3.   ADVANCES FROM GAS PURCHASER

     During 1995, the Company received overpayments from a gas purchaser. The Company and the purchaser agreed that the overpayment of approximately $128,000 would be repaid without interest in an amount of $10,000 per month beginning in December 1995. This liability was completely paid in 1996.

4.   LONG-TERM DEBT

     Long-term debt at December 31, 1996 and 1995 consisted of the following:



                                                                                        1996               1995
                                                                                       ------             -----
Line of credit with a bank,  interest  at prime plus 1% (9.25% at  December  31,
1996), monthly payments of principal of $12,500 plus accrued interest, beginning in March 1997,  until paid in full. This note is  collateralized  by oil and gas properties and is guaranteed by the
majority stockholder of the Company.     [A]                                       $   256,140       $      -

Note payable to a bank, interest at prime plus 2% (10.25% at December 31, 1996), monthly payments of interest, with principal due at maturity in April 1997. This note is collateralized by a certificate of deposit of
$100,000 held at the bank.                                                             100,000               -


Note payable to a bank, interest at prime plus 2%, monthly payments of principal
and interest of $10,870. This note was paid in full in December 1996.                        -         173,913


Note payable to a company, non-interest bearing with interest imputed at 10%, and monthly payments of principal and interest of $10,000. This
note was paid in full in December 1996.                                                      -          149,212


Unsecured note payable to a stockholder, interest at 25%, payable monthly; principal is due in monthly payments of $4,600 beginning in
September 1996 until maturity in February 1997.                                         13,000           28,000

Note payable to a bank, interest at 10.25%, monthly payments of principal and interest of $493 until maturity in December 2000. This
note is collateralized by a truck.                                                      19,290           23,145

Note payable to a commercial lender, interest at 6.9%, monthly payments of principal and interest of $433 until maturity in November
1997. This note is collateralized by a truck.                                            4,583            8,415
                                                                                     ---------         --------
                  Total                                                                393,013          382,685
                                                                                     ---------         --------
                  Less current portion                                                (246,707)        (267,687)
                                                                                     ----------        --------
                                                                                    $  146,306        $ 114,998
                                                                                    ===========       =========

[A] The total amount available on this line of credit is $500,000. Draws may be made on the facility until March 1, 1997 when principal repayment begins.

                              BASS PETROLEUM, INC.

                          NOTES TO FINANCIAL STATEMENTS
           (The period subsequent to December 31, 1996 is unaudited.)

     Maturities of long-term debt based on contractual requirements for the years ending December 31, 1997 through 2000 are as follows:


           1997                      $   246,707
           1998                          135,707
           1999                            5,058
           2000                            5,541
                                     -----------
                                     $   393,013
                                     ===========

5.   GAIN ON SALES OF ASSETS

     During the years ended December 31, 1996 and 1995, the Company recognized gains on sales of oil and gas leases and equipment of $22,945 and $13,957, respectively. Additionally, during the nine months ended September 30, 1997 and the year ended December 31, 1996, the Company recognized gains of $3,235 and $2,500, respectively on the sales of Company vehicles.

6.   ENVIRONMENTAL ISSUES

     The Company is engaged in oil and gas exploration and production business and may become subject to certain liabilities as they relate to environmental clean up of well sites or other environmental restoration procedures as they relate to the drilling of oil and gas wells and the operation thereof. In the Company's acquisition of existing or previously drilled well bores, the Company may not be aware of what environmental safeguards were taken at the time such wells were drilled or during such time the wells were operated. Should it be determined that a liability exists with respect to any environmental clean up or restoration, the liability to cure such a violation could fall upon the Company. No claim has been made, nor is the Company aware of any liability which the Company may have, as it relates to any environmental clean up, restoration or the violation of any rules or regulations relating thereto.

7.   COMMITMENTS

     In August 1994, the Company entered into a lease agreement with the majority stockholder of the Company to rent office space. The lease extends through July 31, 1997 and automatically continues thereafter in successive one year terms until either party terminates the lease with at least six months written notice. The monthly rental was $650 until July 31, 1997, and $750 per month thereafter on a month-to-month basis. Rent expense was $6,050 and $5,850 each of the nine months ended September 30, 1997 and 1996, and $7,800 for each of the years ended December 31, 1996 and 1995.

     As of September 30, 1997 and December 31, 1996, the Company has a $20,000 open letter of credit in favor of the State of Wyoming as a plugging bond. The letter of credit is collateralized by a certificate of deposit in the same amount.

                              BASS PETROLEUM, INC.

                          NOTES TO FINANCIAL STATEMENTS
           (The period subsequent to December 31, 1996 is unaudited.)

8.   CONCENTRATION OF RECEIVABLES AND SALES REVENUE
     The Company has the following concentrations in volume of oil and gas sales revenue:


            Customer                   1996            1995
            --------                  ------          -----
               A                        38%             43%
               B                        21%             16%

     Additionally,  the two customers above accounted for a total of 61% and 85%
     of  accrued  oil  and  gas  sales  as  of  December   31,  1996  and  1995,
     respectively.

9.   ACQUISITION OF ENERGY PRODUCTION COMPANY

     In May 1997, the Company acquired an 81% interest in Energy Production Company (EPC), an inactive public company. The Company acquired approximately 54% of EPC from EPC's controlling shareholder for $45,000 and approximately 29% of EPC in the form of newly issued common shares, in exchange for two oil and gas properties with a cost basis of $23,500, and $5,000 in cash. The $45,000 cash payment has been charged against operations as EPC had no identifiable assets at the time of acquisition. The oil and gas properties that were contributed into EPC continue to be carried at their historical book value. The accounts of EPC are consolidated with those of the Company beginning May 1997. No pro forma financial statements have been prepared to reflect the results of operations as if EPC had been acquired at the beginning of the period, because EPC's operations were not material.

     In October 1997, EPC and the Company rescinded the sale of 29% of EPC's common stock to the Company. The Company returned the shares to EPC in exchange for return of the purchase price. After returning the shares, the Company owned 54% of EPC.

     From 1980 to 1986, EPC was engaged in the acquisition, development and operations of oil and gas properties. In December 1986, EPC began to divest its remaining oil and gas assets and operations and has been relatively inactive since that time with no significant operating revenues or operations. Since 1986, the only assets of EPC have been cash and related party receivables. EPC had a substantial accumulated deficit as of the acquisition date.

10.  SUPPLEMENTAL INFORMATION ON OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

     The following table sets forth certain information with respect to the oil and gas producing activities of the Company:

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                      1996          1995
Costs incurred in oil and gas producing activities:
      Acquisition of proved properties                                             $ 179,091     $ 546,297
      Development costs                                                               11,069         8,713
                                                                                   ---------     ---------

                  Total costs incurred                                             $ 190,160     $ 555,010
                                                                                   =========     =========

Net capitalized costs related to oil and gas producing activities:
      Proved properties                                                            $ 873,983     $ 722,798
      Less accumulated depletion, depreciation and amortization                     (196,355)     (113,143)
                                                                                   ---------     ---------
                  Net  oil and  gas  property  costs                               $ 677,628     $ 609,655

                              BASS PETROLEUM, INC.
                         NOTES TO FINANCIAL STATEMENTS
           (The period subsequent to December 31, 1996 is unaudited.)

     The following table, based on information prepared by independent petroleum engineers, summa rizes changes in the estimates of the Company's net interest in total proved reserves of crude oil and condensate and natural gas, all of which are domestic reserves:

                                                        Oil         Gas
                                                      (Barrels)    (MCF)
                                                      ---------   --------
      Balance, January 1, 1995                        66,817     312,070
      Purchase of minerals in place                   32,030     266,136
      Revisions of previous estimates                 17,917      50,941
      Production                                     (15,276)    (67,907)
                                                    --------    --------
      Balance, December 31, 1995                     101,488     561,240
      Purchase of minerals in place                   55,361      26,733
      Sale of minerals in place                       (2,947)    (48,975)
      Revisions of previous estimates                 17,509     (19,828)
      Production                                     (18,897)    (65,297)
                                                    --------    --------
      Balance, December 31, 1996                     152,514     453,873
                                                    ========    ========

     The foregoing reserves are all classified as proved developed at December 31, 1996 and 1995.
     Proved oil and gas reserves are the estimated quantities of crude oil, condensate and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. The above estimated net interests in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

11.  STANDARDIZED MEASURE OF CHANGES IN FUTURE NET REVENUES (UNAUDITED)

     The standardized measure of discounted future net cash flows at December 31, 1996 and 1995, relating to proved oil and gas reserves is set forth below. The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and, as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.


                                                                  YEAR ENDED DECEMBER 31,
                                                                     1996           1995

Future cash inflows                                              $ 3,607,000    $ 2,403,000
Future development and production costs                           (1,784,000)      (846,000)
                                                                 -----------    -----------

Future net cash flows, before income tax                           1,823,000      1,557,000
Future income taxes                                                 (388,000)      (324,000)
                                                                 -----------    -----------

Future net cash flows                                              1,435,000      1,233,000
10% annual discount                                                 (463,000)      (383,000)
                                                                 -----------    -----------

Standardized  measure  of  discounted  future net cash flows     $   972,000    $   850,000
                                                                 ===========    ===========

                                      F-12

                              BASS PETROLEUM, INC.
                          NOTES TO FINANCIAL STATEMENTS
           (The period subsequent to December 31, 1996 is unaudited.)

     Future net cash flows were computed using year-end prices and costs, and year-end statutory tax rates (adjusted for permanent differences) that relate to existing proved oil and gas reserves at year end. The following are the principal sources of change in the standardized measure of discounted future net cash flows:


                                                         YEAR ENDED DECEMBER 31,
                                                             1996         1995

Sale of oil and gas produced, net of production costs   $(310,000)   $(283,000)
Purchase of minerals in place                             422,000      402,000
Sale of minerals in place                                 (37,000)        --
Net changes in prices and production costs                 80,000      177,000
Revisions and other                                       (74,000)      63,000
Accretion of discount                                      85,000       50,000
Net change in income taxes                                (44,000)     (54,000)
                                                        ---------    ---------
     Net change                                           122,000      355,000
Balance, beginning of year                                850,000      495,000
                                                        ---------    ---------
Balance, end of year                                    $ 972,000    $ 850,000
                                                        =========    =========

               BASS PETROLEUM, INC. AND ENERGY PRODUCTION COMPANY

                     UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     The following pro forma financial statements have been prepared as if the following transactions had occurred at the beginning of the respective periods presented (with respect to the pro forma income statements) and as of September 30, 1997 (with respect to the balance sheet):

     1) The acquisition of approximately 54% of the outstanding common stock of EPC by Bass, which occurred in May 1997.

     2) The proposed acquisition of 100% of the common stock of Bass by EPC in exchange for 4,000,000 newly issued unregistered common shares (after a 75 to 1 reverse split).

     The pro forma financial statements should be read in conjunction with the historical financial statements of Bass presented herein and should not be considered to be a representation of actual results that would have occurred if the transactions had occurred on the specified dates.


               BASS PETROLEUM, INC. AND ENERGY PRODUCTION COMPANY

                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1997

                                     ASSETS


                                                                                         PRO FORMA    PRO FORMA
                                                                          BASS          ADJUSTMENTS       BASS
CURRENT ASSETS:
   Cash                                                              $    10,986    $         --     $    10,986
   Certificate of deposit pledged                                         20,000              --          20,000
   Trading securities                                                      2,880              --           2,880
   Accounts receivable:
       Oil and gas sales                                                  92,000              --          92,000
       Joint interest billings, no allowance for doubtful accounts
          considered necessary                                            53,140              --          53,140
   Prepaid expenses                                                        1,635              --           1,635
                                                                     -----------    --------------   -----------
                           Total current assets                          180,641              --         180,641

PROPERTY AND EQUIPMENT:
   Oil and gas properties (successful efforts method)
       Leasehold costs                                                   956,344              --         956,344
       Lease and well equipment                                           95,504              --          95,504
   Furniture and equipment                                                30,167              --          30,167
   Transportation equipment                                               74,945              --          74,945
   Less accumulated depletion and depreciation                          (311,953)             --        (311,953)
                                                                     -----------    --------------   -----------
       Net property and equipment                                        845,007              --         845,007
   Other asset                                                             5,000              --           5,000
                                                                     -----------    --------------   -----------
                           Total assets                              $ 1,030,648    $         --     $ 1,030,648
                                                                     ===========    ==============   ===========




                                    Continued


               BASS PETROLEUM, INC. AND ENERGY PRODUCTION COMPANY

                  UNAUDITED PRO FORMA BALANCE SHEET, continued
                               SEPTEMBER 30, 1997

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                                                         PRO FORMA      PRO FORMA
                                                                              BASS      ADJUSTMENTS        BASS
CURRENT LIABILITIES:                                                          ----      -----------    -----------
   Current portion of long-term debt                                      $   159,218   $      --      $   159,218
   Accounts payable and accrued expenses                                      105,247          --          105,247
   Oil and gas revenues payable                                               126,020          --          126,020
   Federal income taxes payable                                                15,333          --           15,333
   Due to related party                                                        65,000          --           65,000
                                                                          -----------   -----------    -----------
                           Total current liabilities                          470,818                      470,818

LONG-TERM DEBT, net of current portion                                        183,015                      183,015

STOCKHOLDERS' EQUITY:
   Common stock, par value $.01, 4,412,824 shares outstanding on
       pro forma basis                                                        128,038       (83,910)(1)     44,128
   Additional paid-in capital                                                    --          83,910 (1)     83,910
   Retained earnings                                                          248,777          --          248,777
                                                                          -----------   -----------    -----------
                           Total stockholders equity                          376,815          --          376,815
                                                                          -----------   -----------    -----------
                           Total liabilities and stockholders' equity     $ 1,030,648   $      --      $ 1,030,648
                                                                          ===========   ===========    ===========



(1) Adjustment to restate Bass' equity under the EPC capital structure






        See accompanying introduction to pro forma financial statements.


               BASS PETROLEUM, INC. AND ENERGY PRODUCTION COMPANY

                      UNAUDITED PRO FORMA INCOME STATEMENT
                      NINE MONTHS ENDED SEPTEMBER 30, 1997


                                                                                        PRO FORMA
                                                              BASS          EPC         ADJUSTMENTS        COMBINED
REVENUE:
   Oil and gas sales                                      $   411,053    $      --      $      --         $   411,053
   Well operation and pumping fees                            132,364           --             --             132,364
   Other                                                        2,000           --             --               2,000
                                                          -----------    -----------    -----------       -----------
                           Total revenue                      545,417           --             --             545,417

COSTS AND EXPENSES:
   Production expense                                         129,553           --             --             129,553
   Depletion and depreciation                                  83,250           --             --              83,250
   General and administrative                                 237,642         26,507         (4,865)          259,284
                                                          -----------    -----------    -----------       -----------
                           Total costs and expenses           450,445         26,507         (4,865)          472,087

OTHER INCOME (EXPENSE):
   Gain on sale of assets                                       3,235           --             --               3,235
   Interest income (expense), net                             (27,065)           833           --             (26,232)
   Acquisition expenses                                       (45,000)          --             --             (45,000)
   Miscellaneous                                                4,387           --             --               4,387
                                                          -----------    -----------    -----------       -----------
                           Total other income                 (64,443)           833           --             (63,610)

INCOME BEFORE INCOME TAXES                                     30,529        (25,674)          --               9,720

INCOME TAX PROVISION, CURRENT                                  15,333           --           (6,358)            8,975
                                                          -----------    -----------    -----------       -----------

NET INCOME (LOSS)                                         $    15,196    $   (25,674)   $   (11,223)      $       745
                                                          ===========    ===========    ===========       ===========
                                                                                                                  *
EARNINGS PER SHARE                                                                                        -----------

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                                                  5,000,000
                                                                                                          ===========


(1) Adjustment to reduce the income tax provision for the effect of EPC's net loss
(2) Adjustment to eliminate EPC general and administrative expenses reflected on Bass' income statement.
 *  Less than $.01 per share


        See accompanying introduction to pro forma financial statements.



               BASS PETROLEUM, INC. AND ENERGY PRODUCTION COMPANY
                      UNAUDITED PRO FORMA INCOME STATEMENT
                          YEAR ENDED DECEMBER 31, 1996


                                                                                   PRO FORMA
                                                         BASS          EPC         ADJUSTMENTS      COMBINED
REVENUE:                                                ------        -----        -----------    -----------
   Oil and gas sales                                  $   432,383    $      --      $      --     $   432,383
   Well operation and pumping fees                        213,022           --             --         213,022
   Other                                                    3,314           --             --           3,314
                                                                     -----------    -----------   -----------
                                                          648,719           --             --         648,719
COSTS AND EXPENSES:
   Production expense                                     122,862           --             --         122,862
   Depletion and depreciation                             103,336           --             --         103,336
   General and administrative                             251,660          2,398           --         254,058
                                                      -----------    -----------    -----------   -----------
                           Total costs and expenses       477,858          2,398           --         480,256

OTHER INCOME (EXPENSE):
   Gain on sale of assets                                  25,445           --             --          25,445
   Interest income (expense), net                         (35,773)         2,000           --         (33,773)
   Miscellaneous                                            1,621           --             --           1,621
                                                                     -----------    -----------   -----------
                           Total other income              (8,707)         2,000           --          (6,707)
                                                      -----------    -----------    -----------   -----------

INCOME BEFORE INCOME TAXES                                162,154           (398)          --         161,756

INCOME TAX PROVISION, CURRENT                              47,022           --             --          47,022
                                                                     -----------    -----------   -----------

NET INCOME (LOSS)                                     $   115,132    $      (398)   $      --     $   114,734
                                                      ===========    ===========    ===========   ===========

EARNINGS PER SHARE                                                                                $       .02
                                                                                                  -----------

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                                          5,000,000
                                                                                                  ===========



        See accompanying introduction to pro forma financial statements.

                                   EXHIBIT "C"

                                   ARTICLE 113
                               Dissenters' Rights
                                     PART 1

                      Right of Dissent--Payment for Shares

7-113-101 DEFINITIONS.--For purposes of this article:.
     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.
     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.
     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the cor,oorate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.
     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.
     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.
     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.
     7-113-102 RIGHT TO DISSENT.~1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of I the shareholder's shares in the event of any of the following corporate actions:
     (a) Consummation of a plan of merger to which the corporation is a party if:
     (I) Approval by the shareholders of that corporation is required for the merger by secdon 7-111-103 or 7-111-104 or by the articles of incorporadon; or

     (II) The corporation is a subsidiary that is merged with its parent corporation under secdon 7-11 1-104;
     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and
     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the

                                                                    ss.7-113-102

 76--Corp.             COLORADO Business Corporation Act                10-1-96


corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).
     (1.3) A shareholder is not, entitled to dissent and obtain payment, under subsection (I ) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than two thousand shareholders, at the time of:
     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders" meeting at which the corporate action is submitted to a vote;
     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or
     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:
     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;
     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than two thousand shareholders
     (c) Cash in lieu offractional shares; or
     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.
     (2) 2
     (2.5)A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquiredfor cash or the scrip is to be voided under section 7-106-104.
     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resoludon of the board of directors.
     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation. (Last amended by H.B. 96-1285, L. '96, eff. 6-1-96.)
---------
     H.B. 96 1285, L. '96, eff. 6-1-96, added matter in italic and deleted "his or her" and 2 A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of:
     (a) An amendment to the articles of incorporation that materially and adverseb affects rights h respect of the shares because it:
     (I) Alters or abolishes a preferential right of the shares; or
     (II) Creates, alters, or abolishes a right in respect of redemption of the shares, includhg a provision respecting a sinking fund for their redemption or repurchase; or
     (b) An amendment to the articles of incorporation that affects rights in respect of the shares because it:
     (I) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or
     (II) Reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under secdon 7-106 104."

0-1-96                  COLORADO Business Corporation Act              Corp.--77

     7-113-103 DISSENT BY NOMINEES AND BENEFICIAL OWNERS. -( 1) A record shareholder may assert dissenters'rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive wrinen notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters'rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.
     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:
     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.
     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must cerdfy to the corporation that the beneficial shareholder and the record shareholder or ! record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters'rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                                     PART 2

                  Procedure for Exercise of Dissenters' Rights

     7-113-201 NOTICE OF DISSENTERS' RIGHTS. (I) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a share holders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters" rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give nodce as provided by this subsection ( I ) ~ shall not affect any action taken at the shareholders' meedng for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).
     (2) If a proposed corporate action creating dissenters'rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any wrinen or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a wrinen nodce stating that shareholders are or may be entitled to assert dissenters'rights under this article, by a copy of this ardcle, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders" meeting. Failure to give notice as provided by this subsection (2) ~ shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precludedirom demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2). (Last amended by H.B. 96-1285, L. '96, eff. 6-1-96.)

     7-113-202 NOTICE OF INTENT TO DEMAND PAYMENT. -(1) If a proposed corporate action creating dissenters'rights under section 7-113-102 is submitted to a vote at a shareholders" meeting and if notice of dissenters'rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters'rights shall:
     (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and
     (b) Not vote the shares in favor of the proposed corporate action.
     (2) If a proposed corporate action creating dissenters'rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters" rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2) a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.
     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article. (Last amended by H.B. 96-1285, L. '96, eff. 6-1-96.)
--------
     H.B. 96-1285, L. '96, eff. 6-1-96, added matter in italic.
     7-113-203 DISSENTERS' NOTICE. - I) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.
     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-ll3-102 and shall:
     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;
     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

10-1-96            COLORADO Business Corporation Act                   Corp.--79

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;
     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;
     (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and
     (g) Be accompanied by a copy of this article.
     7-113-204 PROCEDURE TO DEMAND PAYMENT.--(I) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters'  rights  shall,  in  accordance  with the  terms of the  dissenters'
notice:
     (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and
     (b) Deposit the shareholder's certificates for certificated shares.
     (2) A shareholder who demands payment in accordance with subsecdon (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.
     (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for I payment and deposit of certificates are irrevocable.
     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.
     7-113-205 UNCERTIFICATED SHARES. - I) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.
     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.
     7-113-206 PAYMENT.--(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section  7-113-204,  at the address stated in the payment demand,  or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.
     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:
     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance ! sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;
     (b) A statement of the corporation's estimate of the fair value of the shares;
     (c) An explanation of how the interest was calculated;
     (d) A statement of the dissenter's right to demand payment under section 7-113-209; and
     (e) A copy of this article.

     ss.7-113-206

80--Corp.             COLORADO Business Corporation Act                 10 -1-96

     7-113-207 FAILURE TO TAKE ACTION.--(1) If the effective date of the corporate action creating dissenters'rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.
     7-113-208 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.--(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7- 113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. W~th respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.
      (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).
     7-113-209 PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OmR.~(I) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such eshmate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:
     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;
     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or
     (c) Thc corporation does not retum the deposited certif~cates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).
     (2) A dissenter waives the right to demand payment under this secdon unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

10-1-96                   COLORADO Business Corporation Act             Corp. 81


                                     PART 3
                          Judicial Appraisal of Shares

     7-113-301 COURT ACTION.--(1) If a demand for payment under section 7-113209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.
     (2) The  corporation  shall commence the proceeding  described in subsecdon
(1) of this section in the district court of the county in this state where the corporation's principal offce is located or, if (1) the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office (2), it shall commence the proceeding in the county(2) where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.
     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all pardes shall be served with a I copy of the peddon. Service on each dissenter shall be by registered or certified mail, to the l address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporadon's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.
     (4) The  jurisdiction  of the court in which the  proceeding  is  commenced under subsecdon(2) of this secdon is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the quesdon of fair value. The appraisers have the powers described in the order appoindng them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as pardes in other civil proceedu~gs.
     (5) Each dissenter made a party to the proceeding commenced under subsecdon
(2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by thc corporadon, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208. (Last amended by H.B. 96-1285, L. '96, eff.6-1-96.)
---------
H.B. 96-1285, L.96, eff. 6-1-96, added matter in italic and deleted "it" and &'in this state'.
     7-113-302 COURT COSTS AND COUNSEL FEES. - I) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.
     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

   ss.7-113-302

82--Corp.                 COLORADO Business Corporation Act              10-1-96



     (b) Against either the Corportion or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.
     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                      PROXY

                            ENERGY PRODUCTION COMPANY
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 31, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENERGY PRODUCTION COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned shareholder of ENERGY PRODUCTION COMPANY (the "Company"), hereby appoints Ray D. Reaves, President as such shareholder's true and lawful attorney, agent, and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of common stock, par value $0.01 per share ("Common Stock"), of the Company, which the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company, to be held at 1703 Edelweiss Drive, Cedar Park, TX 78613, on Wednesday, December 31, 1997 at 9:00 a.m., Central Daylight Savings Time, and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

Please indicate For, Against or Abstain with respect to each of the following matters:

                                                                                For          Against         Abstain
                                                                                ---          -------         -------
1.       To approve the acquisition by the Company of
         all of the issued and outstanding shares of capital
         stock of Bass Petroleum, Inc. (the Board of
         Directors recommends a vote FOR):                                      [  ]         [  ]            [  ]

2.       To  approve a  proposal  to change  the  Company's  name (the  Board of
         Directors recommends a vote FOR):
                                                                                [  ]         [  ]            [  ]


3. To elect three (3) directors to hold office until their respective successors have been duly elected and qualified (the Board of Directors recommends a vote FOR each of the following director nominees):


         - Ray D. Reaves                                                        [  ]         [  ]            [  ]
         - Robert A. Manogue                                                    [  ]         [  ]            [  ]
         - Robert D. Bryant                                                     [  ]         [  ]            [  ]

4.       To approve a 75-to-1  reverse stock split of the  30,961,778  shares of
         Company Common Stock issued and outstanding (the Board of
         Directors recommends a vote FOR):                                      [  ]         [  ]            [  ]



                                                                                For          Against         Abstain
5.       To ratify the selection of Hein & Associates,  L.L.P.,  as  independent auditors of the Company  for the fiscal year ending  December  31, 1997
         (the Board
         of Directors recommends a vote FOR):                                   [  ]         [  ]            [  ]


6.       Other Matters:

         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

This Proxy will be voted for the choices specified. If no choice is specified for Items 1, 2, 3, 4, and 5, this Proxy will be voted FOR these items. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement furnished herewith.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IN THE ENCLOSED ENVELOPE.


DATED: _____________________________        ____________________________________
                                                              (Signature)


                                            ------------------------------------
                                             (Signature if jointly held)


                                            ------------------------------------
                                             (Printed Name)

               Please sign exactly as name appears on stock certificate(s). Joint owners should sign each. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.


This Proxy is limited to ________ shares.